UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

First Financial Bancorp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Notice of Annual Meeting of Shareholders

MEETING DATE
May 27, 2025 10:00 AM Eastern Time
LOCATION
virtualshareholdermeeting.com/ FFBC2025
WHO MAY VOTE
Only shareholders of record at the close of business on March 28, 2025, are eligible to participate and entitled to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

Our Annual Meeting of Shareholders will be held at 10:00 am Eastern Time, Tuesday, May 27, 2025. You can attend the 2025 Annual Meeting online and vote your shares electronically.
This Proxy Statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 17, 2025.
The Annual Meeting will be completely virtual and conducted through the online means described on page 11. The Annual Meeting of Shareholders is held for the following purposes:
ITEMS OF BUSINESS		APPROVAL REQUIRED	BOARD’S RECOMMENDATION
1	Election of Directors (see page 12)	Affirmative vote of a plurality	FOR
2	Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2025 (see page 21)	Majority of votes present, in person or by proxy, and entitled to vote	FOR
3	Approve, on an Advisory Basis, the Compensation of the Company’s Executive Officers (see page 23)	Majority of votes present, in person or by proxy, and entitled to vote	FOR
4	To consider and act upon any other matters that may properly come before the meeting.

HOW TO VOTE

We urge all shareholders to vote on the matters listed above and described in this Proxy Statement as soon as possible, whether or not they attend the online Annual Meeting:
BY INTERNET	BY TELEPHONE	BY MAIL
Before the Meeting: Go to www.proxyvote.com During the Meeting: Go to virtualshareholdermeeting.com/ FFBC2025	By calling 1-800-690-6903	By signing, dating, and returning your proxy card in the enclosed envelope
By Order of the Board of Directors,
Karen Woods
Corporate Secretary

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting
This Proxy Statement and the Company’s 2024 annual report to shareholders for the year ended December 31, 2024 (the “2024 Annual Report”) are available at www.bankatfirst.com/about/investor-relations.html. Your vote is very important. We urge all shareholders to vote on the matters listed above and described in this Proxy Statement as soon as possible, whether or not they attend the online Annual Meeting. For your convenience, you may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/FFBC2025 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/FFBC2025 and on page 11 of this Proxy Statement. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website. Our management will address questions from shareholders who have submitted their questions electronically prior to the Annual Meeting or questions submitted electronically by shareholders during the Annual Meeting through the meeting website. You may visit www.proxyvote.com at any time prior to or during the Annual Meeting to ask questions of our executive management that may be addressed in the Annual Meeting and access information about the Company.
Voluntary Electronic Receipt of Future Proxy Materials

First Financial is committed to conducting business safely and sustainably. If you would like to help us reduce the environmental impact of printing proxy materials, as well as the costs of mailing proxy materials, you can consent to receiving all future Proxy Statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on page 11 to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. We encourage our shareholders to enroll in e-delivery. The elimination of approximately 5,122 sets of proxy materials would reduce the impact on the environment by:
using approximately 8.9 fewer tons of wood, or 53 fewer trees (0.8 acres of forest)	saving approximately 47,500 million gallons of water, or the equivalent of filling approximately 2.3 swimming pools
reducing hazardous air pollutants by approximately 3.5 pounds	eliminating approximately 2,610 pounds of solid waste
reducing the emission of approximately 39,900 million fewer pounds of greenhouse gases, including CO2, or the equivalent of 3.6 automobiles running for one year	using approximately 56.6 million fewer BTUs, or the equivalent of the amount of energy used by 67 residential refrigerators for one full year
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.

Proxy and Annual Meeting Summary

We are sending this Proxy Statement and the accompanying proxy card to you as a shareholder of First Financial Bancorp., an Ohio corporation, in connection with the solicitation of proxies for the 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Our Board of Directors is soliciting proxies for use at the Annual Meeting, or at any postponement or adjournment of the Annual Meeting.

Voting Matters
Proposal	Approval Required	Board’s Recommendation	Page Reference
1. Election of Directors	Affirmative vote of a plurality	For Each Nominee	12
2. Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2025	Majority of votes present, in person or by proxy, and entitled to vote		21
3. Approve, on an Advisory Basis, the Compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote		23
We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your completed proxy may, if you have so selected, give your proxies the authority to vote on these other matters in their best judgment.
In this Proxy Statement, the “Company,” “First Financial,” “First Financial Bancorp.,” “we,” “our,” or “us” all refer to First Financial Bancorp. and its subsidiaries, unless the context otherwise requires. We also refer to the Board of Directors of First Financial as the “Board.” References in this Proxy Statement to “common shares” or “shares” refer to the Company’s common shares.
Unless otherwise noted, the information in this Proxy Statement covers our 2024 fiscal year that began January 1, 2024 and ended December 31, 2024.
How to Vote
Review the Proxy Statement and vote in one of these three ways:
Vote Online	Vote by Phone	Vote by Mail

▪ Before the Meeting: Go to www.proxyvote.com ▪ During the Meeting: Go to www.virtualshareholdermeeting.com/FFBC2025	By calling 1-800-690-6903	By signing, dating, and returning your proxy card in the enclosed envelope

2025 Proxy Statement | Proxy and Annual Meeting Summary	1

About First Financial
First Financial exists to create opportunities for clients and communities to thrive. Our top corporate priorities are aligned to grow core client relationships … generational relationships strengthened by comprehensive financial products and services and exceptional client attention and care.
2024 Financial Performance
A measured and consistent approach to financial management is a cornerstone of First Financials’ commitment to good stewardship, and this diligence resulted in impressive 2024 financial results. The Company delivered record fee income, and solid credit quality and liquidity. Our underlying fundamentals and balance sheet remain strong, and our outlook for earnings in the coming year remains optimistic.
Financial Highlights

$248.9M

Adjusted Net Income[1]

$2.61

Adjusted Earnings Per Share[1]

$18.6B

Total Assets
+5.9% over 2023
(record)

$835.6M

Revenue

$223.6M

Fee Income
+5.2% over 2023
(record)

$11.8B

in Total Loans
+7.6% over 2023
(record)

.30%

Net Charge Offs
verses .33% in 2023

17.1%

Total Shareholder Return

1.
Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix A for Non-GAAP reconciliation.

2	2025 Proxy Statement | Proxy and Annual Meeting Summary

Safety and Soundness
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First Financial is well capitalized, with all capital ratios significantly exceeding regulatory and internal targets

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First Financial holds a 5-star rating with Bauer Financial, the highest rating available

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The Company and First Financial Bank are each rated Investment Grade by Kroll Bond Rating Agency

2024 Highlights
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Acquired Agile Premium Finance, an Illinois-based specialty lender for commercial insurance premium financing

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Made strong progress in the Chicago and Cleveland commercial banking markets, while delivering excellent loan and deposit results throughout the footprint

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Signed a new Community Benefits Agreement with the National Community Reinvestment Coalition for the period of 2024-2028, with a commitment of  $2.4 billion in lending and investments to low- and moderate-income clients and census tracts, including a goal of  $18 million in philanthropic initiatives

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Achieved record revenue growth, led by growth in leasing and wealth management

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Awarded more than $4.6 million in grants and donations through First Financial Bank and the First Financial Foundation

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Supported our communities with over 14,800 volunteer hours from FFB associates

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Raised more than $938,000 in associate pledges through our record-breaking United Way giving campaign

Our Business Strategy
Local Expertise
First Financial provides a level of client intimacy that is difficult for larger competitors to sustain. Our local focus differentiates us, so we can offer the guidance that consumers and businesses need to enable personal wealth, business growth, and stronger local economies.
We believe we work more effectively than other banks because we deliver local decision making combined with expertise and sophisticated solutions in commercial banking, treasury management, wealth management, private and preferred banking, and lending solutions of all kinds.

2025 Proxy Statement | Proxy and Annual Meeting Summary	3

4	2025 Proxy Statement | Proxy and Annual Meeting Summary

Board of Directors Information
Director Nominees
The first item of business at the Annual Meeting will be the election of ten directors of the Company, all of whom currently serve on the Board. The nominees, including their occupations and committee memberships as of the date of this Proxy Statement, are set forth in the table below. For more information about our nomination process see page 32 of this Proxy Statement and for additional information about the director nominees, see pages 13  —  20 of this Proxy Statement.
Name	Age	Independent	Occupation	Director Since	Audit	Compensation	Corporate Governance and Nominating	Enterprise Risk and Compliance	Capital Markets	Diversity & Inclusion
Anne L. Arvia	61	YES	Principal, Strategic Transformation & Program Management, of Cornerstone Advisors	2024	M	M
Vincent A. Berta	66	YES	Lead Independent Director, and President and Managing Director of Covington Capital, LLC	2018			C	M
Archie M. Brown	64	NO	President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank	2018						M
Claude E. Davis	64	YES	Chair of First Financial Bancorp. and First Financial Bank, and President and Partner of Brixey & Meyer Capital	2004
William J. Kramer	64	YES	Vice President Finance and CFO and director of Valco Companies, Inc.	2005	C	C
Dawn C. Morris	57	YES	Founder and CEO of Growth Partners Group	2023	M		M			M
Thomas M. O’Brien	68	YES	Owner of Simpactful Consulting	2018		M			C
Andre T. Porter	45	YES	Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc.	2023				M	M
Maribeth S. Rahe	76	YES	President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.	2010					M
Gary W. Warzala	69	YES	Executive Partner at Gartner, Inc.	2022			M	C
C = Chair
M = Member

2025 Proxy Statement | Proxy and Annual Meeting Summary	5

Board Composition — Nominees
The Corporate Governance and Nominating Committee of the Board seeks to ensure that the Board is composed of directors who possess a wide variety of relevant skills, professional experience and backgrounds, bring diverse viewpoints and perspectives, and effectively represent the long-term interests of shareholders. The following graphics highlight the skills, experience and demographics of the Board as comprised of the 10 director nominees.

INDEPENDENCE	ATTENDANCE	COMPOSITION
9 of our 10 director nominees are independent.	In 2024, overall attendance at Board and Committee meetings was 96 percent.	4 of our 10 director nominees are racial/ethnic/gender minorities.
In light of the Company’s business model, the Company seeks directors with a variety of attributes, experiences, qualifications, traits, and skills. A director is not required to have experience in all of the areas mentioned below, rather we seek to balance the skillset of our Board to provide unique viewpoints amongst the Board. The table below is a summary of the key attributes, experiences, qualifications, traits, and skills that we believe should be represented on the Board.

Senior Leadership	Significant experience as a director, executive officer or other senior leader in a company	10/10
Business Development/M&A	Expertise in business growth opportunities, either from the early development stages to the completion of a merger or acquisition transaction or experience in organically growing a business line or segment	8/10
Public Company Experience	Experience as a director, executive officer or other senior leader in a publicly traded company and knowledge of corporate governance principles	8/10
Risk Management	Expertise in the development, operation or oversight of complex compliance processes and procedures to manage risk in a highly regulated environment	7/10
Legal or Regulatory	Significant experience in the legal aspects of publicly traded and/or highly regulated companies, or experience interacting with or working for governmental agencies	6/10
Financial Industry	Significant experience working for a banking institution or other financial industry company or organization	6/10
Accounting/Financial Reporting	Experience as a chief financial officer, accountant, or other financial expert tasked with overseeing accounting and financial reporting	6/10
Business Owner	Experience as a majority owner of a company, including overseeing all aspects of a business	5/10
Sales/Marketing	Significant experience leading a sales or marketing team in developing new strategies or platforms for business growth	5/10
Finance/Capital Allocation	Experience in managing and implementing capital allocation strategies based upon the goals of the company	4/10
Community Engagement	Active involvement in the community in any of the geographic regions in which we provide banking services	4/10
Cybersecurity/ Technology	Expertise in the development, implementation, and oversight of information technologies or cybersecurity risks and continued awareness and knowledge of technological advancements, including artificial intelligence	1/10

6	2025 Proxy Statement | Proxy and Annual Meeting Summary

Corporate Governance
Our corporate governance policies and structures, summarized below and discussed in more detail in this Proxy Statement, reflect our commitment to strong ethical practices while producing excellent results for shareholders.
Governance Summary
Total Number of Board Nominees	10
Number of Independent Nominees	9
Average Age of Director Nominees	63.4
Average Tenure of Nominees	7.9
Female Composition	3
Racial/Ethnic Composition	2
Meetings of the Board in 2024	10
Meetings of the Independent Directors in 2024	7
Annual Election of Directors	YES
Majority Voting in Uncontested Director Elections	YES
Separate Chair, CEO and Lead Independent Director	YES
Corporate Governance Standards Reviewed Annually	YES
Annual Board and Committee Evaluations	YES
Director Over-Boarding Limits	YES
Board Orientation and Director Education Programs	YES
Independent Board Compensation, Governance and Audit Committees	YES
Board Oversight of Environmental, Social and Governance Programs	YES
Codes of Conduct for Board and all Associates	YES
Stock Ownership Guidelines for Board and Executive Officers	YES
Insider Trading Policy, which includes policies regarding Anti-Hedging and Pledging	YES
Clawback Policy	YES

2025 Proxy Statement | Proxy and Annual Meeting Summary	7

Questions and Answers about this Proxy Statement and the Annual Meeting

Why am I receiving this Proxy Statement?
We are making available this Notice of Annual Meeting of Shareholders, Proxy Statement, and 2024 Annual Report (the “proxy materials”), either online or by mail, in connection with the Annual Meeting because you were a shareholder of record of the Company as of the close of business on March 28, 2025 (the “record date”). This Proxy Statement describes the matters on which you are asked to vote and provides information about those matters and about the Company so that you can make an informed decision.
This Proxy Statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 17, 2025.
What is Notice and Access and why did First Financial elect to use it?
We are making the proxy materials available to our shareholders electronically via the Internet under the Notice and Access regulations of the U.S. Securities and Exchange Commission (“SEC”). Many of our shareholders have received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) in lieu of receiving a full set of printed materials in the mail. We are using the Notice and Access method to expedite distribution and reduce the costs associated with printing and mailing these materials.
The Notice of Internet Availability includes information on how to access and review the proxy materials and how to vote online, by phone, or by attending the Annual Meeting virtually via the Internet. The proxy materials, as well as other reports filed with or furnished to the SEC, can be accessed free of charge at www.bankatfirst.com/about/investor-relations.html. You may also access this information via “Search Filings” at www.sec.gov.
I received a Notice of Internet Availability of Proxy Materials only. How can I receive printed copies of the proxy materials?
Shareholders may receive a printed copy of the proxy materials, free of charge, by following the instructions on the Notice of Internet Availability for receiving such materials.
Who is paying for the cost of this proxy solicitation?
First Financial is paying for the costs associated with preparing, printing and mailing these proxy materials. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding the proxy materials to beneficial owners of our shares and soliciting their proxies.
Our directors, officers and associates also may solicit proxies from our shareholders by further mailings, personal contact, phone, or e-mail, but these individuals will not receive additional compensation for this solicitation activity.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on March 28, 2025 will be entitled to notice of and to vote at the Annual Meeting. Each common share owned at the close of business on March 28, 2025 entitles its owner to one vote on each proposal being considered at the Annual Meeting.
The common shares are the Company’s only voting securities entitled to vote at the Annual Meeting. At the close of business on March 28, 2025, there were 95,276,004 common shares outstanding and entitled to vote.

8	2025 Proxy Statement |	Questions and Answers about this Proxy Statement and the Annual Meeting

How do I vote my shares?
Even if you plan to attend the Annual Meeting virtually via the Internet, as described below, we strongly encourage you to vote prior to the meeting. Shareholders of record may vote using any of the following methods:
Online Voting: You may vote before or during the meeting through the Internet as instructed on your Notice of Internet Availability or proxy card. Before the Annual Meeting, you may go to http://www.proxyvote.com or scan the QR Barcode appearing on the Notice of Internet Availability to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 26, 2025. During the meeting, you may go to www.virtualshareholdermeeting.com/FFBC2025 to attend the meeting via webcast and vote online. You should have your proxy card or Notice of Internet Availability in hand when you access either of these websites and follow the instructions to obtain your records and to vote.
Vote by Phone: Telephone voting is available toll-free at 1-800-690-6903 up until 11:59 pm Eastern Time on May 26, 2025. You should have your proxy card or Notice of Internet Availability in hand when making this call.
Vote by Mail: Complete, sign and date your proxy card and return it in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received by 11:59 p.m. Eastern Time on May 26, 2025.
If you hold your shares in “street name” at a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee on how to vote your shares.
What is the difference between holding shares directly as a shareholder of record and holding shares in “street name” at a bank, broker or other nominee?
Shareholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Shareholder Services, you are considered the shareholder of record and the proxy materials or a Notice of Internet Availability were sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly by using the proxy card, through the online voting methods described in this Proxy Statement, by phone, or by voting electronically during the Annual Meeting.
Holding shares in “street name” at a bank, broker or other nominee: If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials, Notice of Internet Availability, or voting instruction card was forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of your shares. Your bank, broker or other nominee will send you, as the beneficial owner, separate information describing how you can vote your shares.
What happens if I sign, date and return my proxy card, or complete the online or telephonic proxy methods, but do not specify how I want my shares voted on one or more of the proposals?
Your shares will be voted in the manner you specify on each proposal. If you are a shareholder of record and sign, date and return a proxy or submit a proxy online or by telephone, but do not provide voting instructions on one or more proposals, your vote will be counted as a vote “for” all of the Company’s director nominees and “for” Proposals 2 and 3.
If you hold your shares in “street name” and have not returned voting instructions on one or more proposals, your bank, broker or nominee may vote your shares only on those proposals for which it has discretion to vote. We believe that under applicable rules, your bank, broker or nominee has discretion to vote your shares on the ratification of our independent registered accounting firm (Proposal 2), which is considered a routine matter. However, your bank, broker or nominee does not have discretion to vote your shares on certain other matters considered non-routine such as the election of directors (Proposal 1) or the advisory approval of executive compensation (Proposal 3). If you do not provide voting instructions on a non-routine proposal, your shares will be considered “broker non-votes.” The effect of a “broker non-vote” on each proposal is detailed in the questions and answers under the heading “What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders” on page 11.

2025 Proxy Statement | Questions and Answers about this Proxy Statement and the Annual Meeting	9

What if I indicate “Withheld” with respect to the election of one or more directors or “Abstain” with respect to any of the other proposals being considered?
The effect of these voting specifications on each proposal is detailed in the questions and answers under the heading “What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders” on the next page.
Can I change my proxy vote?
You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by:
▪
Sending a written notice of revocation to First Financial Bancorp., Attn: Karen B. Woods, Corporate Secretary, 255 East Fifth Street, Suite 2900, Cincinnati, Ohio 45202;

▪
Delivering a later-dated proxy (including by using the online or telephone voting methods); or

▪
Attending the virtual Annual Meeting and giving notice of revocation electronically during the meeting.

If you hold your shares in “street name” and instructed your bank, broker or other nominee to vote your common shares and you would like to revoke or change your vote, you must follow the instructions provided by your bank, broker or other nominee.
What if my shares are held through the First Financial Bancorp. 401(k) Savings Plan (applicable to traditional or Roth contribution plans)?
You will receive an electronic Notice of Internet Availability unless you opted to receive paper copies of the proxy materials. The Notice of Internet Availability will contain voting instructions for all shares registered in the exact same name, whether inside or outside of the First Financial Bancorp. 401(k) Savings Plan (the “Savings Plan”). If you hold shares outside of the Savings Plan and they are not registered in the same name as those within the Savings Plan, you will receive a separate Notice of Internet Availability or proxy card for the shares held outside of the Savings Plan.
Voting instructions with respect to shares held in the Savings Plan must be received by 11:59 pm Eastern Time on May 22, 2025. All voting instructions you give with respect to these shares will be kept confidential. If you do not timely submit voting instructions for these shares, the shares allocated to you, together with all unallocated shares held in the Savings Plan, will be voted in accordance with the pro-rata vote of participants in the Savings Plan who did provide instructions.
Who should I contact if I have questions about this proxy solicitation and where can I get assistance in voting my shares?
You may contact us at InvestorRelations@bankatfirst.com or call our Investor Relations department at 1-513-887-5400 if you have any questions or need assistance in voting.
How many votes must be present in person or by proxy to hold the Annual Meeting?
A quorum must exist before business can be conducted at the Annual Meeting. Under our Amended and Restated Regulations (the “Amended Regulations”), a quorum will exist if a majority of the common shares outstanding as of the record date are present in person or by proxy. At the close of business on March 28, 2025, there were 95,276,004 common shares outstanding. A majority, or 47,638,003 common shares, present in person or by proxy, will constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

10	2025 Proxy Statement |	Questions and Answers about this Proxy Statement and the Annual Meeting

What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders?
Proposal	Approval Required	Effect of an Abstention (or Withheld Vote with respect to Proposal 1)	Effect of a Broker Non-Vote
1. Election of Directors	Affirmative vote of a plurality	No effect on election voting but see “Policy on Majority Voting” in the Corporate Governance section of this Proxy Statement	No effect
2. Ratify the Appointment of Crowe LLP as our Independent Registered Accounting Firm for 2025	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	Not Applicable
3. Approve, on an Advisory Basis, the compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect
How can I attend the Annual Meeting?
You can attend our Annual Meeting via the Internet.
Our Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/FFBC2025. You may vote and submit questions while attending the webcast meeting by following the instructions at www.virtualshareholdermeeting.com/FFBC2025. To attend the Annual Meeting via www.virtualshareholdermeeting.com/ FFBC2025, you will need the control number included on the Notice of Internet Availability or proxy card that was mailed to you. Instructions on how to attend and participate in the Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/FFBC2025. You may also join the Annual Meeting as a guest. Participants who join the Annual Meeting as a guest will not have the ability to vote or submit questions during the Annual Meeting.
How do I find out the voting results from the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and will disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the Annual Meeting.
Can I elect to only receive First Financial’s proxy materials electronically?
Shareholders can elect to receive future proxy materials electronically instead of receiving print copies of these items in the mail. You can make this election by following the instructions provided on your proxy card or Notice of Internet Availability or by going to www.proxyvote.com and following the instructions provided there.
If you choose to receive future Proxy Statements and annual reports electronically and you continue to hold shares as of the record date of the next annual meeting, you will receive an e-mail message next year that includes access information for these materials as well as instructions for online voting.
What is “householding?”
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings by reducing our printing and mailing costs. To take advantage of this opportunity, we may deliver only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

2025 Proxy Statement | Questions and Answers about this Proxy Statement and the Annual Meeting	11

Proposal 1 — Election of Directors

As of the record date, our Board consisted of eleven members, ten of whom were non-employee directors and considered “independent,” as defined by the Nasdaq Rules. In March 2025, Cynthia Booth notified the Company of her intention to retire from the Board effective as of the date of the 2025 Annual Meeting. Ms. Booth’s retirement did not result from any disagreement between the Company and Ms. Booth. Also in March 2025, the Board approved, in accordance with the Company’s Amended Regulations, to decrease the Board to ten members, effective as of the Annual Meeting, opting not to fill the seat vacated by Ms. Booth at this time. The Board is actively engaged in the recruitment of additional directors, and may expand the size of the Board and fill the vacancy created by that expansion if it identifies a director candidate or candidates prior to the 2026 Annual Meeting of Shareholders. If the size of the Board is expanded, director candidates may be nominated as permitted by law and our Amended Regulations.
Our Amended Regulations provide that the Board shall consist of not less than nine nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board or by resolution of the shareholders at any annual or special meeting of shareholders. As the Board continues to evaluate the appropriate mix of skills, qualifications and attributes of the current Board and the skills needed to position the Board to lead the Company in the future, we anticipate additional directors will retire and new directors will be added from time to time to fill any vacancies. Any vacancy may be filled by the Board in accordance with law and our Amended Regulations for the remainder of the term of the vacant directorship.
Our Board has approved the nomination of the following ten persons as candidates for election as directors at the Annual Meeting, each for a one-year term: Anne L. Arvia, Vincent A. Berta, Archie M. Brown, Claude E. Davis, William J. Kramer, Dawn C. Morris, Thomas M. O’Brien, Andre T. Porter, Maribeth S. Rahe and Gary W. Warzala. The Corporate Governance and Nominating Committee (“CGNC” or the “Governance Committee”) recommended all ten nominees to the Board, which in turn unanimously approved the nomination of all ten persons.
In the event that any one or more of the nominees becomes unavailable or unable to serve as a director prior to the Annual Meeting, your submitted proxy will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. We have no reason to believe that any nominee will be unable or decline to serve as a director.
The ten nominees for director receiving the most votes at the Annual Meeting will be elected as directors. You can find additional information about our Policy on Majority Voting in the Corporate Governance section of this Proxy Statement. The general considerations and criteria for assessing director candidates are established in the Charter of the Governance Committee (available at www.bankatfirst.com/about/investor-relations.html). These considerations and criteria are also summarized in the Corporate Governance section of this Proxy Statement.
This Proxy Statement contains information concerning the director nominees, including their present and past professional positions, current directorships with other companies or organizations, and key qualifications and attributes qualifying them to serve on our Board. The age indicated for each nominee is their age as of March 28, 2025. For information regarding ownership of shares of the Company by nominees and directors of the Company, see the Shareholdings of Directors, Executive Officers and Nominees for Director section of this Proxy Statement. There are no arrangements or understandings between any director nominee and any other person pursuant to which such director nominee is or was nominated to serve as director.
The Board recommends a vote FOR all of the nominees for director.

12	2025 Proxy Statement | Proposal 1 — Election of Directors

Anne L. Arvia	Director Since: 2024
Age: 61 2024 Committees: ▪ Audit ▪ Compensation	Ms. Arvia is a Principal Strategic Transformation and Program Management, of Cornerstone Advisors
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Community Engagement	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Senior Leadership

▪
Ms. Arvia is a Principal, Strategic Transformation and Program Management, of Cornerstone Advisors, a management consulting firm specializing in advising financial institutions, based in Scottsdale, Arizona. She has held this position since April 2023. Prior to Cornerstone Advisors, Ms. Arvia served from 2018 to 2022 as the Executive Vice President of The Auto Club Group and CEO & President of The Auto Club Trust, FSB, each a AAA company in Dearborn, Michigan. In addition, Ms. Arvia has held executive leadership roles at USAA Bank in San Antonio, Texas, Nationwide Insurance in Columbus, Ohio, and ShoreBank in Chicago, Illinois.

▪
Ms. Arvia has served on the board of directors of GATX Corporation (NYSE: GATX) since 2009, serving as a member of its Audit Committee since 2009 and as Chair for over 9 years. In addition, she is the current Chair of the Governance Committee and a member of the Compensation Committee for GATX. Previously Ms. Arvia served on the board of XacBank LLC, an international micro finance bank in Mongolia, and as an executive director on the boards of The Auto Club Trust, FSB, USAA Bank, FSB, Nationwide Bank and ShoreBank. She has also previously served on the board of Leader Dogs for the Blind, a non-profit supporting the sight impaired, and LISC Advisory Board, a non-profit supporting community development in Detroit.

▪
Ms. Arvia has been a CPA since 1985 with public accounting experience. She brings extensive banking, financial, strategic, business transformation, digital/direct channel and operating business experience and expertise to the Company and Board.

2025 Proxy Statement | Proposal 1 — Election of Directors	13

Vincent A. Berta	Director Since: 2018
Age: 66 2024 Committees: ▪ Corporate Governance and Nominating (Chair) ▪ Enterprise Risk and Compliance	Mr. Berta is the President and Managing Director of Covington Capital, LLC. Mr. Berta has served as Lead Independent Director since 2020.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Business Owner	Financial Industry	Legal or Regulatory

	Public Company	Risk Management	Senior Leadership

▪
Mr. Berta currently serves as the President and Managing Director of Covington Capital, LLC, a private investment firm providing specialized investment banking and advisory services primarily to financial, real estate and investment companies. He has held these positions since January 1997.

▪
Mr. Berta has over 35 years of experience in the financial services industry, previously serving as the Executive Vice President and Regional Chairman of U.S. Bank Corporation, the Chairman, President and Chief Executive Officer of Trans Financial, Inc., a $2.3 billion bank acquired by U.S. Bank Corporation in 1998, and a partner in Landmark Financial Advisors, Inc., a registered investment advisory company he co-founded in 2002. Mr. Berta also served as a chief financial officer and in various other roles for banking institutions. Mr. Berta is active in various community and civic associations, including work on the Focus 2030 Comprehensive Plan, which was formed to provide a community framework for growth in Bowling Green, Kentucky.

▪
Mr. Berta previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2016 until April 1, 2018.

▪
Mr. Berta’s significant experience in the financial services industry, including specifically his executive experience as an officer of banking institutions, provides valuable insight and knowledge to the Company and Board.

14	2025 Proxy Statement | Proposal 1 — Election of Directors

Archie M. Brown	Director Since: 2018
Age: 64 2024 Committees: ▪ Diversity and Inclusion	Mr. Brown is the President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Community Engagement	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Sales/ Marketing	Senior Leadership

▪
Mr. Brown is President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank, having been appointed to these positions effective April 1, 2018. Previously, he served as President and Chief Executive Officer of MainSource Financial Group, Inc. and MainSource Bank from August 2008 until April 1, 2018. Mr. Brown also served as the Chairman of the Board of MainSource Financial Group, Inc. and MainSource Bank from April 2011 until April 1, 2018.

▪
During his 40 years in banking, Mr. Brown has held management positions in branch management, region management, bank operations (both deposit and loan), business development, commercial banking, small business and consumer lending. Mr. Brown has experience in many areas of banking, including enterprise risk management, change management, expense reduction initiatives, process re-engineering, balance sheet management and restructures, loan workout initiatives, business startups within the bank, business consolidation, market selection, branch and bank acquisitions and integration, board leadership, investor and shareholder relations and working with bank regulators.

▪
Mr. Brown serves as a member of the board and executive committees of the Cincinnati City Centre Development Corporation (3CDC), the board of the Cincinnati Business Committee, and the Cincinnati USA Regional Chamber. He is also a member of the Ohio Capital Budget Task Force, the board of directors of the Cincinnati Branch of the Federal Reserve Bank of Cleveland and a board member of the CNO Financial Group (NASDAQ: CNO) headquartered in Carmel, Indiana. Previously, he served as a member of the Ohio Banking Commission, the University of Georgia Alumni Board of the Terry College of Business and as a board member of the United Way of Greater Cincinnati and was campaign chair in 2019.

▪
Mr. Brown has been nominated to the Board of Directors due to his role as President and Chief Executive Officer as well as his significant banking industry experience.

2025 Proxy Statement | Proposal 1 — Election of Directors	15

Claude E. Davis	Director Since: 2004
Age: 64	Mr. Davis is the Board Chair of First Financial Bancorp. and First Financial Bank and President and Partner of Brixey & Meyer Capital.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Business Owner	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Sales/ Marketing	Senior Leadership

▪
Mr. Davis became Board Chair of First Financial Bancorp. and First Financial Bank effective January 1, 2020. He previously served as Executive Chair of both First Financial Bancorp. and First Financial Bank from April 1, 2018 through December 31, 2019, and as Chief Executive Officer of both companies from October 1, 2004 through March 31, 2018. Mr. Davis has over 35 years of experience in the financial services industry.

▪
Mr. Davis currently serves as the President/Partner of Brixey & Meyer Capital, a lower middle market private investment firm headquartered in Cincinnati, Ohio. He has held that position since January 2020. As part of his responsibilities, Mr. Davis is the Chairman of the companies in the firm’s portfolio, which currently includes several companies in the health care, distribution, manufacturing, construction, transportation, and logistics industries.

▪
Mr. Davis is an owner of Sacoma Specialty Products and Rapid Prototyping and Engineering, manufacturers in the prototype, fabrication and stamping industries.

▪
Mr. Davis serves on the Board of Directors of Indiana Farmers Mutual Insurance Company in Indianapolis, Indiana.

▪
Mr. Davis previously served on the Federal Reserve Bank of Cleveland Board of Directors, the Butler University Board of Trustees, the Cincinnati Regional Economic Development Committee (REDI) Board of Directors, the Cincinnati Business Committee and various other non-profit boards.

▪
Mr. Davis’ years of experience in the banking industry as well as his extensive financial background provide leadership to the Board. He is intimately familiar with all aspects of our business activities. His involvement on other boards and organizations gives him insight on important societal and economic issues relevant to our Company’s business and markets.

16	2025 Proxy Statement | Proposal 1 — Election of Directors

William J. Kramer	Director Since: 2005
Age: 64 2024 Committees: ▪ Audit (Chair, as of February 19, 2025) ▪ Compensation (Chair)	Mr. Kramer is the Vice President of Finance and CFO and a member of the board of directors of Valco Industries, Inc.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Owner	Finance/Capital Allocation	Risk Management	Senior Leadership

▪
Mr. Kramer is the Vice President of Finance, CFO, and a member of the board of directors of Valco Industries, Inc. which has principal offices in New Holland, Pennsylvania and whose principal activity is the design, manufacture, and sale of equipment used in the animal production industry. He has held his current position since 2022, having previously held other executive positions at Valco Industries, Inc., including Vice President of Operations from 2008 to 2022. Mr. Kramer was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of First Financial in 2005.

▪
Mr. Kramer has been a CPA since 1984 with both public accounting and private company experience providing experience in financial reporting and accounting controls. He qualifies as an audit committee financial expert. Furthermore, his tenure with the Company provides valuable historical perspective on both the Company and the banking industry.

Dawn C. Morris	Director Since: 2023
Age: 57 2024 Committees: ▪ Audit ▪ Corporate Governance and Nominating ▪ Diversity and Inclusion	Mrs. Morris is the Founder and CEO of Growth Partners Group
Core Competencies and Qualifications

	Business Development/ M&A	Business Owner	Financial Industry	Public Company	Sales/ Marketing

Senior Leadership

▪
Mrs. Morris is the Founder and CEO of Growth Partners Group, a strategic consulting firm in Boca Raton, Florida that serves clients in strategic business transformation and innovation. Prior to founding Growth Partners Group in November, 2020, Mrs. Morris was the Chief Digital and Marketing Officer at First Horizon Bank in Memphis, Tennessee from September 2018 to January 2020.

▪
Mrs. Morris was an Army Captain in the 530th Supply and Service Battalion after graduating from the United States Military Academy at West Point. Following her service in the Army, Mrs. Morris joined RBC Bank in Raleigh, North Carolina starting as a Banking Center Manager and eventually becoming Vice President of Retail/Small Business Client and Branch Strategy, then RBS Citizens Financial Group as Senior Vice President responsible for Business Banking Product Management then Customer Segment and Product Marketing followed by Webster Bank as Executive Vice President and Chief Marketing Officer.

▪
Mrs. Morris also serves on the board of directors of America’s Car-Mart (NASDAQ: CRMT) and is a member of the Junior League of Boca Raton and Impact 100 Palm Beach County. Previously she served on the boards of The Hartford Stage, the Girl Scouts of Connecticut, and the Governor’s Partnership of Connecticut.

▪
Mrs. Morris brings extensive banking and business experience and expertise, particularly in digital transformation and marketing, to the Company and Board.

2025 Proxy Statement | Proposal 1 — Election of Directors	17

Thomas M. O’Brien	Director Since: 2018
Age: 68 2024 Committees: ▪ Capital Markets (Chair) ▪ Compensation	Mr. O’Brien is the founder of Simpactful Consulting
Core Competencies and Qualifications

	Business Development/ M&A	Business Owner	Public Company	Sales/ Marketing	Senior Leadership

▪
Mr. O’Brien had a 31-year career at Procter & Gamble, retiring as Vice President & Chief Global Commercial Officer in 2010. During his time at Procter & Gamble, Mr. O’Brien developed strategies, conceptual innovations and relationships that consistently delivered successful results in revenue, market share and productivity. Mr. O’Brien also spent 10 years as a Senior Advisor with the Boston Consulting Group, working with large consumer companies and helping them take advantage of commercial opportunities.

▪
In 2015, Mr. O’Brien co-founded Simpactful Consulting, a retail consulting firm, which has served over 225 clients since inception. Mr. O’Brien also currently serves on the advisory board for Harry’s, Inc., as well as on the boards of One 80 Place (homeless support) and 573 Meeting Street (low-income housing).

▪
Mr. O’Brien previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2010 until April 1, 2018.

▪
Mr. O’Brien’s extensive experience in consumer insights, sales and marketing, as well as his experience with both large complex public companies and start-up companies provides valuable perspective to the Company and Board.

Andre T. Porter	Director Since: 2023
Age: 45 2024 Committees: ▪ Capital Markets ▪ Enterprise Risk and Compliance	Mr. Porter is the Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc.
Core Competencies and Qualifications

	Business Development/ M&A	Legal or Regulatory	Risk Management	Senior Leadership

▪
Mr. Porter is the Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc. (MISO), with its principal office in Carmel, Indiana. MISO provides an energy market that transmits electricity to 15 midwestern and southern states. Mr. Porter has been an officer of MISO since 2016.

▪
Mr. Porter has a juris doctorate degree from The Ohio State University Moritz College of Law and previously worked in private practice before serving on the Ohio Governor’s cabinet for five years. Mr. Porter served as Director of the Ohio Department of Commerce and as Chair of the Public Utilities Commission of Ohio. He is also a former member of the Board of Trustees of Capital University and previously served as Chairman.

▪
Mr. Porter brings extensive and varied experience in legal, regulatory and governmental matters to the Company and the Board.

18	2025 Proxy Statement | Proposal 1 — Election of Directors

Maribeth S. Rahe	Director Since: 2010
Age: 76 2024 Committees: ▪ Capital Markets	Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Community Engagement	Financial Industry	Legal or Regulatory

	Public Company	Sales/ Marketing	Senior Leadership

▪
Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc., positions she has held since 2003. Fort Washington Investment Advisors, Inc. is an investment management firm and wholly owned subsidiary of Western & Southern Financial Group located in Cincinnati, Ohio. She also serves on the board of directors of Fort Washington Investment Advisors, Inc. Ms. Rahe has more than 50 years of experience in the banking and financial services industries with more than 35 years of experience in management or executive management positions. Prior to joining Fort Washington Investment Advisors, Inc. Ms. Rahe served as Vice Chair of the Board of The Harris Bank, now known as BMO Bank, responsible for personal and commercial financial services, and Vice Chairman and later President of United States Trust Company of New York.

▪
Between 2005 and 2024, Ms. Rahe served as a director of Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) which is an integrated communication services company located in Mattoon, Illinois that provides exchange carrier and broadband services. She served as the chair of CNSL’s audit committee and also on the compensation committee.

▪
Ms. Rahe is involved in and serves as a director (or in an equivalent position) of several organizations, including:

▪
Cincinnati Arts Association (Vice Chair)

▪
Cincinnati Country Club (Board)/Executive Committee

▪
Cintrifuse (Fund Advisory Board)

▪
New York Landmark Conservancy (Life Trustee)

▪
Rush-Presbyterian-St. Luke’s Medical Center (Life Trustee)

▪
Sisters of Notre Dame de Namur (Development Advisory Board) and P.A.C.

▪
The Greater Cincinnati Foundation (Board)

▪
Xavier University Williams College of Business (Board of Executive Advisors)

▪
Ms. Rahe is a recognized leader in the financial services community, both locally and nationally. She brings a seasoned perspective, insight, and financial acumen to issues and strategies relating to the Company’s business, including regulatory relationships and enterprise risk management.

2025 Proxy Statement | Proposal 1 — Election of Directors	19

Gary W. Warzala	Director Since: 2022
Age: 69 2024 Committees: ▪ Corporate Governance and Nominating ▪ Enterprise Risk & Compliance (Chair)	Mr. Warzala is an Executive Partner at Gartner, Inc.
Core Competencies and Qualifications

	Community Engagement	Cybersecurity/ Technology	Public Company	Risk Management	Senior Leadership

▪
Since 2019, Mr. Warzala has been an Executive Partner at Gartner, Inc. (NYSE: IT), a technology research and consulting firm, headquartered in Stamford, Connecticut, using his 20 years of experience as a chief information security officer to assist clients in developing and implementing information security strategies. Prior to Gartner, Inc., Mr. Warzala was the Chief Information Security Officer at Fifth Third Bank in Cincinnati, Ohio, PNC Bank in Pittsburgh, Pennsylvania, and Visa International, San Francisco, California as well as Managing Principal at CyberRisk, LLC. Mr. Warzala was selected to the Chief Information Security Officer (CISO) Hall of Fame in 2022.

▪
Mr. Warzala is also a Board member of the non-profit Indiana Golf Foundation (IGF). The focus of the IGF is on junior golf related programs including the First Tee-Indiana, which is a national youth development organization.

▪
Mr. Warzala was previously a board member of the Economic Crime & Cybersecurity Institute (ECCI) of Utica College, the INTERalliance of Greater Cincinnati, and the Industry Advisory Board for the University of Cincinnati — School of Information Technology.

▪
Mr. Warzala’s background in information security for financial institutions as well as his CISSP and CRISC security and risk certifications provide valuable experience to the Board and the Company.

20	2025 Proxy Statement | Proposal 1 — Election of Directors

Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2025

Our Audit Committee has appointed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year. Our Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm. The Audit Committee is also responsible for the negotiation of audit fees payable to Crowe. While the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal, if shareholders do not ratify the appointment, the Audit Committee will consider whether or not to retain Crowe in the future. Even if the appointment is ratified, our Audit Committee, at its discretion, may change the appointment at any time if it determines that doing so would be in the best interests of the Company and its shareholders.
Representatives of Crowe are anticipated to attend the Annual Meeting and will be available for questions from shareholders who have submitted their questions electronically prior to or during the Annual Meeting. No formal statement by representatives of Crowe is anticipated at the Annual Meeting.
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed for audit services, as well as fees billed with respect to audit-related, tax and all other services, provided by Crowe to the Company and its related entities for the last two fiscal years. Any engagement of the Company’s independent registered public accounting firm for permissible audit, audit-related, tax and other services are preapproved by the Audit Committee. The Audit Committee may provide a general preapproval for a particular type of service or require specific preapproval.
Fees by Category	2024	2023
Audit Fees	$1,275,957	$1,208,000
Audit-Related Fees	$102,900	$122,643
Tax Fees	$118,571	$287,939
All Other Fees	$0	$0
TOTAL	$1,497,428	$1,618,582
Description of Services:
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, HUD audit services, and services that are normally provided in connection with statutory or regulatory filings or engagements.
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits.
Tax Fees consist of fees for professional services for tax preparation and services related to REIT testing procedures, compliance, tax planning, and tax consultation.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

2025 Proxy Statement | Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2025	21

Report of the Audit Committee
In accordance with its written charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and on the Company’s internal control over financial reporting. In this context, the Audit Committee has reviewed and discussed with management and Crowe the audited financial statements for the year ended December 31, 2024, and Crowe’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with Crowe the matters that are required to be discussed by Auditing Standards No. 16 (Communications with Audit Committees) as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.
Crowe has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Crowe that firm’s independence. The Audit Committee has concluded that Crowe’s provision of audit and non-audit services to First Financial and its affiliates is compatible with Crowe’s independence.
The Audit Committee discussed with the Company’s internal auditors and Crowe the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and with Crowe, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee, on February 19, 2025, recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Members of the Audit Committee
William J. Kramer, Chair
Anne L. Arvia
Cynthia O. Booth
Dawn C. Morris
22	2025 Proxy Statement |	Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2025

Proposal 3 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation

As required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended the (“Exchange Act”), we are asking our shareholders to approve, on a (non-binding) advisory basis, the compensation of the Company’s named executive officers (“named executive officers” or “NEOs”) identified in the Summary Compensation Table included in the Executive Compensation portion of this Proxy Statement beginning at page 40. While this vote is advisory, and not binding on our Company, it will provide information to us regarding shareholder sentiment about our compensation principles and objectives and may be considered in future executive compensation related decisions. As determined by our shareholders most recently at the 2023 Annual Meeting of Shareholders, we request this advisory approval each year.
We strongly encourage you to review the Executive Compensation — Compensation Discussion and Analysis section of this Proxy Statement as well as the Summary Compensation Table and other related compensation tables for detailed information about the compensation of our NEOs when making your voting decision on this proposal.
We believe our compensation program has contributed to our Company’s recent and long-term successes. Our compensation philosophy is based on the following guiding principles, which provide that our executive compensation programs:
▪
Drive alignment between Company strategy, executive pay, and shareholder value creation;

▪
Drive alignment between an executive’s performance and the interests of shareholders by tying compensation to our Company’s performance, also known as “Pay for Performance;”

▪
Attract, motivate, and retain key talent to deliver consistent, long-term performance; and

▪
Incorporate proper governance practices to prevent or mitigate inappropriate risk-taking.

We believe information provided in the Executive Compensation portion of this Proxy Statement demonstrates that our executive compensation program has been designed appropriately to ensure our management’s interests are aligned with our shareholders’ interest to support long-term value creation and to differentiate pay based on our performance within our peer group.
Your vote is requested on the following resolution:
RESOLVED, that the shareholders of First Financial Bancorp. approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.
The Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

2025 Proxy Statement | Proposal 3 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation	23

Share Ownership

A beneficial owner of shares is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause a sale or other disposition of the shares. A person is also considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership within 60 days.
Principal Shareholders
The table below identifies all persons known to us to own beneficially more than 5% of our outstanding common shares as of March 28, 2025.1
	Amount and Nature of Beneficial Ownership of Common Shares	Percentage of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	13,688,249 2	14.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,939,804 3	11.5%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	6,625,028 4	7.0%
State Street Corporation One Congress Street Suite 1 Boston, MA 02114	5,162,9335	5.4%

1.
Under new disclosure requirements adopted by the Securities and Exchange Commission in 2024, institutional shareholders are required to file an amendment to their initial beneficial ownership report only if there is a material change to their holdings. The reports referenced in this section reflect the most recent beneficial ownership reports filed by our principal shareholders which were relied upon by us in preparing the information in this section.

2.
Information based solely on a Schedule 13G/A filed on January 23, 2024. As of December 31, 2023, BlackRock had sole voting power of 13,501,076 shares and sole dispositive power of 13,688,249 shares.

3.
Information based solely on a Schedule 13G/A filed on February 13, 2024. As of December 31, 2023, Vanguard had shared power to vote 77,130 shares; sole dispositive power of 10,761,722 shares; and shared dispositive power of 178,082 shares.

4.
Information based solely on a Schedule 13G/A filed on February 14, 2024. As of December 31, 2023, Dimensional Fund Advisors LP had sole power to vote 6,523,421 shares and sole dispositive power of 6,625,028 shares. Shares are owned by funds in which Dimensional or one of its subsidiaries acts as investment advisor, sub-advisor and/or manager, and although Dimensional or its subsidiaries may possess voting and/or investment power over the securities and may be deemed the beneficial owner of the shares, Dimensional disclaims beneficial ownership of such securities.

5.
Information based solely on a Schedule 13G filed on February 4, 2025. As of December 31, 2024, State Street Corporation had shared power to vote 673,281 shares and shared dispositive power to vote 5,162,933 shares.

24	2025 Proxy Statement |	Share Ownership

Shareholdings of Directors, Executive Officers and Nominees for Director
The following table shows the number of shares of First Financial beneficially owned, as of March 28, 2025, by our directors, including nominees for director, and executive officers. We include beneficial ownership of common shares for each director (including all nominees for director), each named executive officer, and all directors and executive officers as a group.
	Amount and Nature of Beneficial Ownership
Name	Common Shares Beneficially Owned	Percent of Class
Non-Employee Directors and Nominees for Director
Anne L. Arvia	4,750	*
Vincent A. Berta	29,093 2	*
Cynthia O. Booth	37,911 3	*
Claude E. Davis	53,576 4	*
William J. Kramer	47,194	*
Dawn C. Morris	6,670 5	*
Thomas M. O’Brien	53,863 6	*
Andre T. Porter	11,030	*
Maribeth S. Rahe	63,103	*
Gary W. Warzala	9,610	*
Named Executive Officers
Archie M. Brown	303,986 1,7	*
James M. Anderson	131,382 1,8	*
Richard S. Dennen	81,856 1	*
Karen B. Woods	79,3961,9	*
Amanda Neeley	59,384 1	*
2 remaining executive officers	105,497	*
All executive officers and directors as a group (17 persons)	1,078,301	1.13%

*
Less than 1%

1.
Includes unvested performance-based restricted shares (Brown — 72,405; Anderson — 26,193; Dennen — 24,691; Neeley — 19,459; Woods — 20,260). Executives retain voting and dividend (subject to escrow until vesting) rights on unvested performance-based restricted shares.

2.
Includes 25,945 shares owned by revocable trust.

3.
In March 2025, Cynthia Booth notified the Company of her intention to retire from the Board effective as of the date of the 2025 Annual Meeting.

4.
Includes 50,428 shares jointly owned by spouse.

5.
Includes 3,522 shares jointly owned by spouse.

6.
Includes 50,715 shares jointly owned with spouse in revocable trust.

7.
Includes 118,478 shares jointly owned with spouse and 50,595 shares held by 401(k) Savings Plan.

8.
Includes 20,564 shares owned by 401(k) Savings Plan, 545 shares owned for benefit of daughter and 797 shares owned for benefit of son.

9.
Includes 36,447 shares jointly owned with spouse, 300 shares jointly owned with son, 200 shares jointly owned with daughter, and 100 shares owned for the benefit of daughter.

2025 Proxy Statement | Share Ownership	25

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and persons who own more than 10 percent of First Financial’s common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based solely on a review of the copies of these Forms 3, 4, and 5 that are publicly available on the SEC’s EDGAR filing system and written representations from certain reporting persons that they were not required to file a Form 5 for the specific fiscal year, First Financial believes that all of its officers, directors and greater than 10 percent shareholders complied with all filing requirements applicable to them with respect to transactions completed in 2024, except for Malcolm Myers who filed an amended Form 3 on March 18, 2024, to report a holding that was omitted from his initial Form 3 filed on March 5, 2024.

26	2025 Proxy Statement |	Share Ownership

Corporate Governance

General
At First Financial we are committed to conducting business in accordance with our Corporate Strategy, which defines our purpose.

purpose | Creating opportunities for clients and communities to thrive vision

To be the best bank to do business with, best place to work, and best financial partner for our shareholders and communities values

- Doing the right thing
- Teamwork
- Mutual respect
- Wellbeing
- Excellence

how we will win

- Having highly talented, engaged associates
- Prioritizing clients' needs in all we do
- Bringing deep expertise to financial solutions

FIRST®
first financial bank

Our Corporate Strategy and our Code of Conduct guide us in managing our business in line with high standards of business practices and in the best interest of our shareholders, clients, associates and stakeholders.
Code of Conduct
Our Board has adopted a Code of Conduct that applies to everyone at First Financial: our directors, officers and associates. The Code of Conduct identifies our commitment to our values and our responsibilities to our stakeholders, including our clients, our shareholders, our fellow associates, our regulators, and our communities. The Code of Conduct provides guidance on compliance with laws and regulations, non-discrimination, equal opportunity, maintaining a respectful workplace that fosters our culture, protecting Company assets and confidential information, conflicts of interest, accuracy of records and information reporting, and our responsibilities to the communities in which we conduct business. The Code of Conduct also encourages associates to report any illegal or unethical behavior. All newly hired associates are required to certify that they have reviewed and understand the Code of Conduct. In addition, each year all associates receive training and are asked to affirmatively acknowledge their obligation to follow the Code of Conduct.
Code of Ethics for the CEO and Senior Financial Officers
Our Board has also adopted a Code of Ethics for our chief executive officer and senior financial officers that provides further guidance about their responsibilities for full, fair, accurate, timely and understandable disclosure in the periodic reports we file with the SEC.
Corporate Governance Principles
We believe that effective corporate governance is built on adherence to a number of  “best practices.” These practices are consistent with the Board’s responsibilities to effectively oversee the Company’s strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to

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strengthen the Company and protect our shareholders’ interests. Accordingly, the Board has developed and follows our Corporate Governance Principles to set forth common procedures and standards relating to corporate governance. The Corporate Governance Principles cover, among other things, board composition, executive sessions of the Board, director qualifications, director responsibilities, director independence, voting for directors, limitations on membership on other boards, continuing education for members of the Board, and Board performance evaluations.
Policies and Procedures Relating to Complaints
The Audit Committee has approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. These procedures also provide for the submission by associates of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.
Please visit the Corporate Governance portion of our investor relations website (at www.bankatfirst.com/about/investor-relations.html) to learn more about our corporate governance practices and access the following documents:
▪ Code of Conduct ▪ Corporate Governance Principles	▪ Code of Ethics for the CEO and Senior Financial Officers ▪ Charters for our Board Committees
Our Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the Board and management of First Financial. Our Board, with the assistance of the Enterprise Risk and Compliance Committee and other Board committees as discussed below, reviews and oversees our Enterprise Risk Management (“ERM”) program, which is designed to enable effective and efficient identification, assessment, measurement and management of critical enterprise risks and to align risk appetite and strategy. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk and promote visibility and constructive dialogue around risk at all levels of the organization, enhance risk response decisions, and reduce the potential for operational losses.
The Company’s risk governance structure starts with each line of business being responsible for managing its own risks. The Company employs a second line to monitor and provide support to the lines of business while aggregating risks of a similar nature horizontally across units within the organization (e.g., credit, reputation, operational), and a third line internal audit function. Various risk-related committees whose members are comprised of representatives from the lines of business, risk management, audit, and senior management report to the Enterprise Risk Management Committee (“ERMC”). The ERMC, comprised of executive and senior management, serves as the central body for overseeing, evaluating, and recommending policies and solutions to address both existing and emerging risks. The ERMC is also responsible for evaluating the effectiveness of mitigating and compensating controls, ensuring the adequacy of risk remediation plans, and monitoring risk management efforts across the business.
The Board and executive management have appointed a Chief Risk Officer (CRO) to assist with the risk-oversight responsibilities of the Board and its committees. The Chief Risk Officer provides the Board with a quarterly risk profile, which includes reports on the risk level and trend of each identified risk discipline of the Company, comparing these trends to the Board-established risk appetites and tolerances. Under the ERM program, management develops a comprehensive risk portfolio by facilitating business and function risk assessments, performing targeted risk assessments, and gathering information on specific risk categories and controls gathered from various internal Company operations. Based on these assessments, management develops response plans for risks or controls identified as requiring focused attention. Management provides regular reports on the existing and emerging risk portfolio, response plans, and monitoring efforts to the ERMC and to the Enterprise Risk and Compliance Committee of our Board.
Risk and Cybersecurity
In addition to its general responsibility for monitoring and assessing Company risks and controls, the Enterprise Risk and Compliance Committee of the Board oversees the Company’s efforts to address increasing cyber and technology-related risks, including those associated with Artificial Intelligence (AI). The Company is actively exploring and implementing AI governance frameworks to ensure ethical, transparent, and responsible use of AI technologies, while managing associated risks. The Company’s Chief Information Security Officer chairs the Cybersecurity ERM Committee, attends quarterly ERMC and the Board Enterprise Risk and Compliance Committee meetings, and provides regular reports on the Company’s cybersecurity risks and framework. An annual comprehensive cybersecurity report is also presented

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to the full Board of Directors. The Company continues to strengthen its cybersecurity infrastructure, staffing, and controls. Improving our resiliency against cybersecurity threats remains a key focus for our Board and management. Key actions include clarifying first-line roles, responsibilities, and accountability, increasing employee training, conducting annual cross-functional cyber tabletop exercises, engaging in a high-level board tabletop exercise, and enhancing internal reporting to the Board and its committees. This reporting includes results from regular systems vulnerability scans and other controls testing. The Information Security team, along with the Company’s internal auditors, periodically engages third parties to assess the maturity of the Company’s cybersecurity efforts and help manage associated risks. The Company also maintains cybersecurity insurance to mitigate the impact of potential breaches. To date, no breaches have occurred.

BOARD OF DIRECTORS
Our Board assumes a significant oversight role in risk management both through its actions as a whole and through its committees. Additional information concerning each of the following committees may be found in the “Corporate Governance — Board Committees” section of this Proxy Statement.

MANAGEMENT
While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board is regularly informed through committee reports and direct presentations by management about such risks. Select members of management attend our Board and Board committee meetings (other than executive sessions) and are available for questions regarding particular areas of risk.

Corporate Responsibility
Our core beliefs define who we are as a company and how we interact with our employees, our communities, our shareholders and our environment. Our Corporate Responsibility Steering Committee, comprised of members of executive management as well as our Chief Corporate Responsibility Officer, oversees and guides the Company’s efforts, including establishing and implementing strategy and goals in various areas, such as inclusion, engagement, community investment and community service, to name just a few. We also have a cross-functional working group to establish metrics and gather information for additional initiatives. Our Board of Directors is actively engaged in our corporate responsibility efforts, with quarterly reviews by the Board’s Executive Compensation Committee of our commitment to

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our employees, our Diversity and Inclusion Committee of our commitment to inclusion, and our Governance Committee of our commitment to our communities, customers and the environment.
Shareholder Engagement
The Board of Directors values the perspectives of our shareholders and solicits feedback from our largest shareholders annually. These meetings help us to understand our investors’ expectations and receive feedback on various topics, including executive compensation, governance and ESG initiatives. The meetings also provide an opportunity to discuss other topics the investors may be interested in. As part of our annual shareholder engagement program, the Company proactively reached out to holders of 66.5% of our common shares in the fall of 2024, including 27 of the largest shareholders of the Company. We held 4 meetings with shareholders representing approximately 24% of our shareholder base. Several shareholders declined meetings, indicating no current concerns related to the Company. Additionally, our executive leaders, including our CEO and Chief Financial Officer, regularly engage with current and prospective investors through earnings calls, participation in conferences and other channels. The results of the conversations were reported to the CGNC, the Compensation Committee and the full Board of Directors. Based on investor feedback we are including additional comparative disclosure in the Company’s Corporate Social Responsibility Report, and additional information in this Proxy Statement regarding our director nominee skills and qualifications.
Director Independence
Our Board has determined that all of our directors, except Archie M. Brown, our current Chief Executive Officer, are independent directors as that term is defined in the Nasdaq Rules. In addition, our Board has determined that each member of the Audit, Executive Compensation, and Corporate Governance and Nominating Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market and the Exchange Act applicable to audit committee members. These determinations are made annually, most recently in March 2025.
Under the Nasdaq Rules and our Corporate Governance Principles, independent directors must not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of being a director. In making this determination, our Board reviews and evaluates transactions and relationships with Board members to determine the independence of each of the members.
Board Leadership Structure
Our Board leadership structure includes a Chair of the Board (Claude E. Davis) and a Lead Independent Director (Vincent A. Berta). Because of Mr. Davis’s previous role as CEO and President of the Company, from which he retired in 2019, the Board believes it is important to continue to split the roles of Chair of the Board and Lead Independent Director and intends to continue to have an independent director in the role of Lead Independent Director. The Chair of the Board presides over each Board meeting and performs such other duties as may be incident to the office as determined by the Board. The Lead Independent Director has responsibility for consulting with the Chair regarding Board meetings

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and meeting agendas, acting as a liaison between the Chair and the independent directors with respect to various matters, and leading executive sessions of the independent directors. Although our corporate documents would allow our chair to also hold the position of chief executive officer, our Corporate Governance Principles provide that these two positions must be separate. The Board believes that the existing structure with a Lead Independent Director has worked effectively, particularly with respect to the Lead Independent Director’s role as liaison between the Chair and the independent directors. The Chair, Mr. Davis, is best situated to serve as Chair of the Board because of his extensive experience in the banking industry and his history as former President and CEO of the Company, and the Company and the shareholders are well served by having his industry expertise, knowledge and visibility in the role. The Board intends to continue to evaluate the appropriate structure of the Board from time to time.
Board Assessments
The Governance Committee oversees our annual assessment process. The process consists of several parts, all of which are designed to ensure that the full board, each committee, and each individual director performs effectively and meets the requirements of our Governance Principles, fiduciary obligations and applicable charter documents. Additionally, the CGNC evaluates the skills and resources available on our board in connection with director recruitment and refreshment activities. All of our board and director assessments are done internally, although pursuant to our Governance Principles, the Board is required to use a third party to assist in the assessment every three to five years. In 2023, the CGNC retained an independent third party to conduct an assessment of the Board and each director. The third party attended a board meeting and interviewed board members and executive management both in-person and via questionnaires. The results of the assessment by the third party were delivered to the board in 2024.
Annual Evaluation Process
Full Board Assessment	The Board Questionnaire is reviewed and updated, including comparison to the Governance Principles and the Company charter documents, to ensure relevant information is collected.	The Questionnaire is completed by all members of the Board on an anonymous basis. The results of the assessment, which includes both numerical ratings (on a 1-5 scale) and open-ended questions, are compiled and presented with a comparison to prior year numerical results.	The assessment results are reviewed and discussed by the CGNC as well as the full Board in executive session. The CGNC follows up on any items identified to be addressed in subsequent meetings.
Committee Assessments	A separate Committee Questionnaire for each committee is revised and updated, including comparison to the applicable committee charter and any committee responsibilities delegated by the Board or other regulatory agency.	The Questionnaires are completed by all committee members on an anonymous basis. The results of the assessment, which includes both numerical ratings (on a 1-5 scale) and open-ended questions, are compiled and presented with a comparison to prior year numerical results.	The assessment results are reviewed and discussed by the CGNC as well as each applicable committee. The applicable committee chair follows up on any items identified to be addressed in subsequent meetings.

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Annual Evaluation Process
Director Assessments	The Director Assessment is reviewed and updated, as necessary, to cover any items determined to be necessary to identify any conflicts or situations that could impair a director’s independence.	The Assessments are distributed to each director. The assessments of all directors except the Chair of the CGNC are delivered to the Chair of the CGNC, and the CGNC’s assessment is delivered to the Chair of the Board.	The Chair of the Board and the Chair of the CGNC, as applicable, reviews each assessment and, if necessary, discusses the answers with the applicable director. The conclusions of the review are presented to the CGNC.
Third Party Assessment (every 3-5 years)	The Chair of the CGNC, the Chair of the Board and the CEO interview potential independent third parties to perform the assessment. Those directors identify the goals of the assessment and the scope (just full board or both board and individual directors).	The third party gathers information through a written questionnaire, individual interviews of directors, individual interviews of selected executive management, and attendance at board meetings. The third party prepares a report for the board.	The results of the director assessment are presented to the CGNC and the full Board in executive session. The CGNC follows up on any items identified as part of the third-party assessment.
Evaluating Nominees and Electing Directors
Evaluating Nominees
The CGNC evaluates director candidates based upon criteria established by the committee and applies the same evaluation process to all director nominees regardless of whether the nominee is recommended by a shareholder or by the Board. The criteria evaluated by the CGNC may include, among other things, the candidate’s judgment, integrity, leadership ability, business experience, industry knowledge, public company experience, professional reputation, and ability to contribute to board member diversity (including, but not limited to gender, race, and ethnicity, as well as experience, geography, qualifications, attributes, and skills). The CGNC recognizes that diversity of the Board is an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The CGNC also considers whether the candidate meets independence standards under the Nasdaq Rules and the rules promulgated by the SEC, is “financially literate” or a “financial expert” if appropriate for governance needs, is available to serve, and is not subject to any disqualifying factor. No single individual trait is given particular weight in the decision process.
Policy on Majority Voting
Although our Articles of Incorporation and Amended Regulations provide that director nominees who receive the greatest number of shareholder votes are automatically elected to the Board, our Board has adopted a policy on majority voting for the election of directors that is included in our Corporate Governance Principles. The majority voting policy requires nominees who receive a greater number of votes “withheld” from his or her election than votes “for” his or her election to tender his or her written resignation to the CGNC for consideration by the committee following the certification of the shareholder vote. This requirement applies only in an uncontested election of directors, which is an election in which the only nominees are persons nominated by the Board.
Upon its receipt of a resignation from a director who has not received the requisite shareholder vote, the CGNC will then consider the resignation and make a recommendation to the Board concerning whether to accept or reject such resignation. In making its recommendation to the Board, the CGNC will consider all factors deemed relevant by members of the committee, including the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, whether the director serves on the Audit Committee of the Board as an “audit committee financial expert” and whether there are one or more other directors qualified, eligible,

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and available to serve on such committee in such capacity), and whether the director’s resignation from the Board would be in the best interest of First Financial and its shareholders.
The CGNC also will consider a range of possible alternatives concerning the director’s tendered resignation, including acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the committee to have substantially resulted in the “withheld” votes. The Board will take formal action on the CGNC’s recommendation no later than 90 days following the certification of the shareholder vote. In considering the committee’s recommendation, the Board will consider the information, factors and alternatives raised by the committee and such additional information, factors and alternatives as the Board deems relevant. We will publicly disclose, in a Form 8-K filed in a timely manner with the SEC, the Board’s decision, together with an explanation of the process by which the Board made its decision and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation within four business days after the Board makes its decision.
Shareholder Nominations for Election to the Board
The CGNC will consider director candidates recommended by shareholders in accordance with the procedures outlined in the Amended Regulations. In order to be recommended for a position on the Board by the committee, a proposed nominee must, at a minimum, (i) be able to comply with the Company’s Corporate Governance Principles, and (ii) through a combination of experience and education, have the skills necessary to make an effective contribution to the Board. In connection with next year’s Annual Meeting of Shareholders, the CGNC will consider director nominees recommended by shareholders provided that notice of a proposed nomination is received by the Company no later than February 27, 2026, as provided in the Amended Regulations. Notice of a proposed nomination must include the information outlined in the Amended Regulations and should be sent to First Financial Bancorp., Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.
Director Education
We recognize the importance of our directors keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training soon after being elected to the Board. The Board also encourages attendance at continuing education programs for Board members, which may include internal strategy or topical meetings, third-party presentations, and externally offered programs.
Share Ownership Guidelines
The Company maintains a share ownership requirement for its non-employee directors equal to five times the director’s annual cash retainer. If a director is not in compliance with the share ownership requirement, he or she is required to hold 75% of the net after tax shares received by the director as part of the annual retainer until the share ownership requirement is met.
All directors are currently in compliance with the share ownership requirements.
In calculating directors’ share ownership, the Company includes shares owned individually and unvested restricted shares.
We have also implemented stock ownership and retention guidelines for our named executive officers described further in the Executive Compensation portion of this Proxy Statement.
Succession Planning
In light of the critical importance of executive leadership to our success, we have instituted an annual succession planning process which is guided by the CGNC.

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The succession planning process addresses
▪ our chief executive officer position, ▪ the positions directly reporting to the chief executive officer, and	▪ senior-level managers enterprise-wide.
Management regularly identifies high-potential executives for
▪ additional responsibilities, ▪ new positions, ▪ promotions,	▪ or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded and experienced senior leaders.
The CGNC reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.
Meetings of the Board of Directors and Committees of the Board
During 2024, the Board held ten scheduled meetings. We believe it is important for our directors to participate in board and committee meetings. A director who participates in fewer than 75% of scheduled meetings of the Board and committees of which the director is a member, or who does not attend the annual meeting of shareholders, unless excused by the Board, is subject to not being re-nominated to the Board. In 2024, all directors attended more than 75% of the scheduled meetings and all directors except Vincent Berta and Thomas O’Brien, who were excused, attended the 2024 Annual Meeting of Shareholders.
The Board also held seven executive sessions in 2024 where only independent directors were present.
Board Committees
Through March 28, 2025, our Board had established the following standing committees: Audit Committee, Capital Markets Committee, Executive Compensation Committee, Corporate Governance and Nominating Committee, Diversity and Inclusion Committee, and Enterprise Risk and Compliance Committee. Each committee operates pursuant to a committee charter that is approved by the Board, which is the case for the CGNC Charter, or by the CGNC to whom the Board has delegated the authority to approve other committee charters. Each Board committee serves as a joint board committee of First Financial Bank in addition to being a Board committee of First Financial Bancorp.
The charters of the Audit, Compensation, Corporate Governance and Nominating and Enterprise Risk and Compliance Committees each comply with current Nasdaq Rules regulating charters and corporate governance. Each of these charters contain additional information regarding the responsibilities, structure, and purpose of the committees and are available under the Corporate Governance portion of our investor relations website (www.bankatfirst.com/investor-relations.html).

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Audit Committee	Number of meetings 2024: 9
All members of the Audit Committee are independent and financially literate according to the Nasdaq Rules.
Members ▪ Cynthia O. Booth (Chair through February 2025) ▪ William J. Kramer (Chair as of February 2025) ▪ Anne L. Arvia ▪ Dawn C. Morris
Committee Primary Responsibilities
▪
Monitor the integrity of the consolidated financial statements of the Company.

▪
Evaluate and monitor the qualifications and independence of the Company’s independent auditors.

▪
Monitor compliance with the Company’s Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers.

▪
Evaluate and monitor the performance of the Company’s internal audit function and independent auditors, with respect to First Financial and its subsidiaries.

▪
Prepare the Audit Committee Report for inclusion in the annual Proxy Statement.

Compensation Committee	Number of meetings 2024: 4
All members of the Compensation Committee were determined to meet the independence standards of the Nasdaq Rules.
Members ▪ William J. Kramer (Chair) ▪ Anne L. Arvia ▪ Cynthia. O. Booth ▪ Thomas M. O’Brien
Committee Primary Responsibilities
▪
Determine and approve the compensation of the CEO and each executive officer of the Company.

▪
Review and evaluate all equity and benefit plans of the Company.

▪
Annually review the incentive compensation arrangements to see that such arrangements do not encourage unnecessary and excessive risks that threaten the value of the Company.

▪
Evaluate the performance of the Company’s CEO for all elements of compensation and all other executive officers with respect to incentive goals and incentive-based compensation.

▪
Oversee the preparation of the compensation discussion and analysis and recommend to the full Board its inclusion in the annual Proxy Statement.

▪
Recommend to the Board compensation for non-employee directors.

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Corporate Governance and Nominating Committee	Number of meetings 2024: 4
All members of the CGNC were determined to meet the independence standards of the Nasdaq Rules.
Members ▪ Vincent A. Berta, (Chair) ▪ Dawn C. Morris ▪ Gary W. Warzala
Committee Primary Responsibilities
▪
Develop and periodically review the effectiveness of the Company’s Corporate Governance Principles.

▪
Consult with the Chair of the Board concerning the appropriate Board committee structures and appointment of chairs, vice-chairs, and members to each committee of the Board.

▪
Oversee the formal evaluation of the Board and all Board committees, including any formal assessment of individual directors.

▪
Promote the quality of directors through continuing education experiences.

▪
Oversee the Company’s Corporate Responsibility program and strategies, including oversight of governance and environmental initiatives.

▪
Monitor and protect the Board’s independence.

▪
Establish procedures for the director nomination process and recommend nominees for election to the Board.

▪
Review shareholder proposals and proposed responses.

▪
Annually delegate to the respective committees of the Board or to management, the authority and responsibility for reviewing and approving policies and procedures of the Board (including the board of directors of First Financial Bank) in connection with the Company’s ERM program.

▪
Review and provide oversight of the Company’s policies and programs concerning corporate social responsibility, including environmental, social and governance matters.

Enterprise Risk and Compliance Committee	Number of meetings 2024: 4
Members ▪ Gary W. Warzala (Chair) ▪ Vincent A. Berta ▪ Andre T. Porter
Committee Primary Responsibilities
▪
Review with management the Company’s procedures and techniques to measure the Company’s risk exposures and for identifying, evaluating and managing the significant risks to which the Company is exposed and approve related policies.

▪
Consider and provide advice to the Board on the risk impact of any strategic decision that the Board may be contemplating.

▪
Periodically set the risk appetite for the Company and monitor compliance with the risk appetite statement including development of risk tolerances, targets and limits.

▪
Review disclosures regarding risk in annual and, if necessary, quarterly SEC filings.

▪
Monitor the Company’s risk management performance and ensure that the Company’s risk management policies for significant risks are being adhered to.

▪
Periodically examine the risk culture of the Company.

▪
Review the Company’s credit portfolio.

▪
Provides oversight of the Company’s risk related to information security, cybersecurity, and information technology, including but not limited to artificial intelligence.

Capital Markets Committee	Number of meetings 2024: 4
Members ▪ Thomas M. O’Brien (Chair) ▪ Andre T. Porter ▪ Maribeth S. Rahe
Committee Primary Responsibilities
▪
Monitor the management of the purchase, sale, exchange, and other disposition of the investments of the Company, including review of management reports concerning current equity and debt security investment positions.

▪
Monitor the capital position of the Company and the capital management activities undertaken by the Company to ensure that capital levels are maintained in accordance with regulatory requirements and management directives.

▪
Monitor the investment activities of the Company to ensure compliance with external regulations and the Company’s applicable policies including requirements relating to composition, diversification, credit risk, and yield.

▪
Monitor and oversee interest rate risk, capital market activities, the investment portfolio, and capital planning of First Financial Bank.

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Diversity and Inclusion Committee	Number of meetings 2024: 3
Members ▪ Cynthia O. Booth, (Chair) ▪ Archie M. Brown ▪ Dawn C. Morris
Committee Primary Responsibilities
▪
Oversee the DEI Council to advance the diversity, equity and inclusion vision of the Company.

▪
Monitor the development and implementation of the Company’s diversity, equity and inclusion goals and initiatives, including proper alignment of leadership, and diverse talent recruitment and career advancement.

▪
Monitor activities in building and developing employees’ personal and professional awareness and understanding of diversity, equity and inclusion through education, training and opportunities.

▪
Monitor the messaging and community outreach to ensure First Financial Bank is connecting with diverse consumers and supporting community events that align with our values.

Review and Approval of Related Person Transactions
Each year, our directors and executive officers complete annual questionnaires designed to elicit information about potential related person transactions and transactions that may otherwise affect the independence of a director. The responses to these questionnaires are reviewed by the General Counsel and Corporate Secretary of the Company, and outside counsel if appropriate, to determine if there are related person transactions. Pursuant to the Governance Principles of the Board of Directors, any potential related person transaction (regardless of dollar amount) is required to be submitted to the Audit Committee of the Board for approval at a meeting of the Audit Committee and would also be considered by the CGNC when making independence determinations. The determinations of each Committee are documented in the minutes of its meetings.
Pursuant to the Corporate Governance Principles, no director shall perform professional services for the Company or its affiliates in a manner that interferes with that director’s independence under the Nasdaq Rules. This prohibition applies to services provided (1) directly by the director (or an immediate family member) or (2) where the director (or an immediate family member) is affiliated with the organization that provides professional services to the Company. This prohibition does not apply to professional services that are provided by the director to clients of the Company (or its affiliates) where the Company (or its affiliates) has not given instruction that the service be provided by the director and the Company (or its affiliates) is not the party responsible for payment for the professional services. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services may include services such as investment services, insurance services, accounting/auditing services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services.
First Financial has, and expects to have in the future, banking relationships in the ordinary course of business with directors, executive officers, principal shareholders, and their affiliates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Normal, arms-length banking relationships entered into in the ordinary course of business, and consistent with applicable federal banking regulations, are not considered to interfere with a director’s independence. Service specialization, rate concessions, fee concessions, or other service or product modifications may similarly be offered to directors and executive officers, and their affiliates, if the same would be offered to other similarly situated clients on a non-discriminatory basis in the ordinary course of business. All loans or extensions of credit to a director or officer, or their affiliates, (i) were made in compliance with Federal Reserve Board Regulation O, (ii) were made in the ordinary course of business, (iii) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company, and (iv) did not involve more than the normal risk of collectability or present other unfavorable features. In addition, the Company or its subsidiaries from time to time may pay immaterial amounts for such items as event sponsorships and contributions to not-for-profit entities with which our directors have relationships and which payments are in furtherance of our Company’s business interests.
Transactions with Related Parties
Except as described below, during 2024, no related person transactions involving our directors or executive officers (or members of their immediate family) requiring disclosure in this Proxy Statement were identified nor are any such related person transactions currently proposed.

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In the fourth quarter of 2023, the Company began exploring investment products related to its BOLI portfolio. One of the investment partners consulted was Fort Washington Investment Advisors, Inc. of which Board member Maribeth Rahe is the President and Chief Executive Officer. Although she was not personally involved in any discussions, because the value to be paid to Fort Washington as part of the transaction was in excess of  $120,000, in an abundance of caution, Ms. Rahe voluntarily removed herself from the Audit Committee on January 1, 2024.
The Company ultimately chose Fort Washington as the investment partner and the Board engaged in the required process to consider and approve the related person transactions, as described below. Following approval, the BOLI transaction was completed on February 8, 2024.
As required by the Company’s Governance Principles, the Audit Committee approved the related party transaction at its January 2024 meeting. Also in January 2024, the CGNC considered the transaction and the effect, if any, on Ms. Rahe’s ability to exercise independent judgment on the Board. The CGNC determined that Ms. Rahe remained an independent director, although was disqualified from any future service on the Audit Committee of the Board.
Compensation Committee Interlocks and Insider Participation
During 2024, no member of the Compensation Committee was an employee, officer or former officer of the Company. None of our executive officers served in 2024 on the board of directors or Compensation Committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation Committee. All banking or financial services transactions between the Compensation Committee members and First Financial Bank were entered into in the ordinary course of business. No other relationships required to be reported under the rules promulgated by the SEC exist with respect to members of the Company’s Compensation Committee.
Insider Trading Policy/Policy Against Hedging and Pledging Activities
Our Board has adopted an Insider Trading Policy that governs the purchase, sale or other distribution of Company securities owned by our directors, officers, associates and other covered persons. Additionally, our Insider Trading Policy prohibits our directors, officers and associates from (1) engaging in any transactions, other than transactions that are specifically excluded under the Insider Trading Policy, while in the possession of material nonpublic information; (2) recommending or giving an express opinion on the purchase or sale of Company securities while in possession of material nonpublic information; (3) disclosing material nonpublic information whatsoever to persons within the Company whose jobs do not require them to have that information, or outside the Company to other persons, including, but not limited to, family, friends, business associates, investors, analysts and consulting firms, unless such disclosure has been authorized by the Company or is required in the performance of a person’s job duties for the Company; (4) assisting anyone in engaging in activities prohibited by the Insider Trading Policy while in possession of material nonpublic information; (5) hedging transactions with respect to First Financial shares, including prepaid variable forward contracts, equity swaps, collars and exchange funds, and trading in any derivative security relating to First Financial shares, and (6) pledging First Financial shares as collateral for a loan or holding such shares in a margin account. The Company also follows procedures for the repurchase of its securities. We believe our Insider Trading Policy and repurchase procedures are designed to promote compliance with insider trading laws, rules and regulations. Each year all associates are asked to affirmatively acknowledge their obligation to follow the Insider Trading Policy. To review our Insider Trading Policy, see Exhibit 19  —  Insider Trading Policy filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Executive Officers
Disclosure regarding the executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC under the heading “Information About Our Executive Officers,” which is incorporated into this Proxy Statement by reference.
Communicating with the Board of Directors
Shareholders may send communications to the Company’s Board or to individual directors by writing to:
Attn: Board of Directors (or name of individual director)
First Financial Bancorp.
255 E. Fifth Street, Suite 2900
Cincinnati, OH 45202

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Letters mailed to this address will be received by the director who serves as Chair of the Audit Committee or the director who serves as Chair of the CGNC, as alternate. A letter addressed to an individual director will be forwarded unopened to that director by the Chair of the Audit Committee or his or her delegate.
Shareholders may also contact the Company’s Corporate Secretary, Karen B. Woods, at First Financial Bancorp., 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.
Information regarding this process is also available within the Investor Relations section of our website at https://ir.bankatfirst.com/corporate-profile/default.aspx under the “Corporate Governance” tab, by clicking on the link “Communicating with the Board of Directors.”

2025 Proxy Statement | Corporate Governance	39

Executive Compensation

Compensation Discussion and Analysis

40	2025 Proxy Statement | Executive Compensation

Executive Summary
Introduction and Named Executive Officers
This Compensation Discussion and Analysis (this “CD&A”) describes and explains the material elements of 2024 compensation for our Chief Executive Officer, our Chief Financial Officer, and our other highly compensated executive officers. Detailed information regarding the compensation of these executive officers, also called “Named Executive Officers” or “NEOs,” is set forth in the tables following this CD&A. We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving the NEOs.
For 2024, our Named Executive Officers are:
Name	Title
Archie M. Brown	President and Chief Executive Officer
James M. Anderson	Chief Financial Officer and Chief Operating Officer
Richard S. Dennen	Chief Corporate Banking Officer
Karen B. Woods	General Counsel and Chief Administrative Officer
Amanda M. Neeley	Chief Consumer Banking and Strategy Officer
You should read this section of the Proxy Statement when determining your vote on the compensation of our NEOs (see Proposal 3 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation). This CD&A contains information that is important to your voting decision.
2024 Business Highlights
In 2024, the Company delivered record adjusted revenue of  $854 million, loan growth of  $829 million, deposit growth of  $968 million, record adjusted non-interest income of  $242 million and a net interest margin of 4.05%. For detailed highlights of the Company’s 2024 performance, please see page 3.
2024 Shareholder Engagement
The Company has historically received strong shareholder approval in favor of its “say on pay” resolution, including 97.35% and 96.69% support at our 2023 and 2024 Annual Meetings, respectively. For the past three years the Company has engaged in significant shareholder outreach regarding executive compensation following, and occasionally in advance of, our shareholder meetings. A summary of our 2024 engagement efforts is discussed in more detail in the Shareholder Engagement section of this Proxy Statement on page 30.

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Best Practices
Our Compensation Committee follows many compensation and corporate governance best practices when establishing executive compensation:
What We Do	What We Don’t Do
✓ Mandate that all members of the Compensation Committee must be independent	X Include tax gross-ups in our compensation plans
✓ Impose robust stock ownership guidelines on our executive officers	X Provide our executives with significant perquisites
✓ Emphasize long-term compensation for executives, including a three-year vesting period on all long-term incentive awards	X Pay dividends on unvested restricted stock. All dividends accrue and are paid only on earned shares once the restricted stock has vested
✓ Regularly obtain guidance from an independent compensation consultant as to the amount and design of compensation	X Allow our directors, executives or other employees to hedge, pledge or sell short our stock
✓ Require a double trigger in the event of a change in control (both a change in control and an involuntary termination or reduction in compensation must occur) before severance awards may be paid	X Allow shares forfeited under our equity plans to be re-issued (share recycling)
✓ Require a double trigger for the acceleration of vesting of our equity awards in the event of a change in control	X Allow for the repricing of any stock options
✓ Provide for clawbacks of incentive compensation in the event of a restatement of our financial statements as well as willful misconduct or gross negligence
✓ Permit discretion by the Compensation Committee to adjust compensation for various qualitative and quantitative factors, including its assessment of the quality of risk management
✓ Consider the Company’s “say-on-pay” vote results when making compensation decisions
✓ Align pay for performance
✓ Structure a majority of NEO compensation to be at risk
✓ Link the payment of incentives to achievement of key strategic business objectives that drive shareholder value
✓ Pay a significant percentage of total compensation in the form of equity compensation to align the interests of our NEOs with those of our shareholders
✓ Cap incentive payouts at 2x target

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Compensation Philosophy and Objectives
The compensation program adopted by the Compensation Committee is designed to reward employee performance and the growth of long-term shareholder value. The Compensation Committee seeks to attract, retain and motivate the Company’s employees, including our NEOs, by aligning competitive, market-based compensation programs with the Company’s objectives, business strategy and financial performance. At the same time, the Compensation Committee seeks to ensure that the Company’s compensation program promotes a customer-focused culture in which employees are not incentivized to take inappropriate risks.
The Compensation Committee has identified the following guiding principles that form the basis for the Company’s compensation program. Compensation should:

▪
Support a pay-for-performance culture that results in the growth of long-term shareholder value.

▪
For executives, a higher percentage of pay should be variable based on the achievement of corporate financial goals. The compensation program should also promote stock ownership to enhance alignment with shareholders.

▪
For non-executives, compensation should motivate both corporate and individual goals.

▪ Drive alignment with the Company’s strategic plan and business goals, creating a clear line of sight between objectives and the rewards for achieving them.
▪ Be competitive within the market to enable the Company to attract and retain high performing employees who are critical to the Company’s success.
▪ Incorporate proper governance practices and be structured to ensure employees are not incentivized to take unnecessary or excessive risks.
▪ Be fair, internally equitable and flexible when appropriate and necessary.
Compensation Decision-Making
Three parties play an important role in establishing compensation levels for the Company’s executive officers: (i) the Compensation Committee, (ii) senior management, and (iii) outside advisors. The sections that follow describe the role each of these parties plays in the compensation-setting process, as well as other important factors that impact compensation decisions.
Role of the Compensation Committee
The Compensation Committee has the responsibility to:
▪
Review and approve the composition of the peer group companies used to assess the Company’s pay practices, target pay opportunities, and establish performance goals and objectives;

▪
Approve the executive compensation plan design and target structure, including setting targets for incentives using management’s internal business plan, industry and market conditions and other factors;

▪
Review the performance and determine the compensation of the CEO and other executive officers;

▪
Determine the amount of, and approve, each element of total compensation paid to the NEOs, and determine the general elements of total compensation for other senior officers;

2025 Proxy Statement | Executive Compensation	43

▪
Review all quantitative and qualitative components of compensation (both target and actual) for the CEO and the other NEOs, including base salary, bonus, and long-term incentives;

▪
Maintain an independent and effective Compensation Committee that promotes independent oversight of executive pay programs with appropriate skills, knowledge, experience, and sound processes for compensation decision-making; and

▪
Define potential payments to executive officers under various termination events, including retirement, termination for cause and not for cause, and upon a change in control.

In determining the amount of NEO compensation each year, the Compensation Committee reviews competitive market data from our compensation peer group as well as the broader banking industry. It makes specific compensation decisions and awards based on such information, along with Company performance, individual performance and other circumstances as appropriate.
Role of Executive Management in Compensation Decisions for NEOs
Throughout the year, the Compensation Committee meets with the CEO and other executive officers to solicit and obtain recommendations with respect to the Company’s compensation programs and practices. The CEO makes recommendations to the Compensation Committee as to the appropriate base salaries, annual cash incentive opportunities, and stock awards for the executive officers other than himself.
In approving compensation for 2024, the Compensation Committee considered the CEO’s recommendations for the executive officers. The Compensation Committee, in consultation with its compensation consultant, the Chair of the Board and the Lead Director, made its own determinations regarding the compensation for the CEO, which were then ratified and approved by the Board.
Role of the Compensation Consultant
To assist in its efforts to meet the objectives outlined above in 2024, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) to provide general executive compensation consulting services to the Compensation Committee and to the Company. Pursuant to the Compensation Committee’s charter, the Compensation Committee has the power to retain or terminate such consultant and engage other advisors. A representative of Meridian regularly participated in meetings of the Compensation Committee, including executive sessions without management present.
Meridian typically collaborates with management to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the Compensation Committee. The consultant provides data regarding market practices and works with management to develop recommendations for changes to plan designs and policies consistent with the philosophies and objectives discussed earlier. In accordance with SEC Rules and the Nasdaq Rules, the Compensation Committee took appropriate actions to confirm the independence of Meridian, and to determine that the services provided by Meridian do not give rise to any conflicts of interest.
Market Competitiveness
The Compensation Committee considers the compensation practices of a group of similarly sized publicly traded financial services/banking organizations designated as the Company’s peer group in establishing and reviewing the Company’s performance, the structure of the Company’s compensation program, and the actual compensation of our executive officers. The Compensation Committee selected companies to be included in the peer group based on their asset size (approximately one-half to two times the asset size of the Company), business model, products, services and geographic location as compared to that of the Company. The Compensation Committee reviews and approves the peer group annually with input from our independent compensation consultant and management.
In 2024, the Compensation Committee reviewed the institutions comprising the 2023 peer group and removed two banks (Heartland Financial USA, Inc. and S&T Bancorp, Inc.) due to being acquired or changes in asset size. The Compensation Committee added two banks (Home Bancshares, Inc. and WSFS Financial Corporation) to the peer group for 2024, each of which met the foregoing selection criteria.

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The 2024 peer group consisted of the following 21 financial services companies:
Name of Institution	Asset Size as of Q2 2024 (In Billions)
Fulton Financial Corporation	$31.8
Commerce Bancshares, Inc.	$30.6
United Bankshares, Inc.	$30.0
Simmons First National Corporation	$27.4
United Community Banks, Inc.	$27.1
Ameris Bancorp	$26.5
Atlantic Union Bankshares Corporation	$24.8
Home Bancshares, Inc.	$22.9
WSFS Financial Corporation	$20.7
Trustmark Corporation	$18.5
First Merchants Corporation	$18.3
Peer Median	$18.3
WesBanco, Inc.	$18.1
Renasant Corporation	$17.5
TowneBank	$17.1
Northwest Bancshares, Inc.	$14.4
Sandy Spring Bancorp, Inc.	$14.0
First Financial Bankshares, Inc.	$13.2
FB Financial Corporation	$12.5
First Busey Corporation	$12.0
First Commonwealth Financial Corporation	$11.6
Park National Corporation	$9.9
First Financial Bancorp	$18.2
Our Compensation Committee uses peer information as a reference point when evaluating the elements and amounts of the compensation paid to our Chief Executive Officer and our other executive officers. However, the Compensation Committee does not set compensation of our executive officers at a specific benchmark level (e.g., median of peer group). Peer group data is one of several factors used by the Compensation Committee when setting the compensation of our Chief Executive Officer and other executive officers.

2025 Proxy Statement | Executive Compensation	45

Compensation of Executives in 2024
The Compensation Committee regularly reviews peer and industry information concerning levels of compensation and performance in order to make competitive pay decisions. In 2024, the Compensation Committee used this information and analysis as a reference for setting pay opportunities, such as changes to base salary, annual incentive awards and long-term incentive grants.
Elements and Mix of Compensation
The three primary components of executive compensation are base salary, annual incentive awards and equity based long-term incentive awards. Benefits comprise a smaller component of overall pay. The purpose and features of each component are summarized in the sections below.
Primary Elements of Compensation	Base Salary	To competitively compensate executives for day-to-day contributions, skills, experience, and expertise.
	Short-Term Incentive Compensation	To motivate executives through the opportunity to share in the rewards of the current year’s results.
	Long-Term Equity Incentive Compensation	To motivate executives through the opportunity to share in the rewards of sustained long-term results and value creation consisting of both time- and performance-based restricted stock.
Additional Benefits	Employment Agreements and Change in Control and Severance Agreements Retirement and other benefits Limited perquisites and other personal benefits.	To provide competitive benefits that encourage retention by supporting the security and protection of executives and their families
The Compensation Committee takes a holistic approach to establishing the total compensation package for executives and each element of compensation is interdependent on the other elements. Applying the Company’s core values and drawing upon the principles and philosophy discussed above, the Compensation Committee utilizes these elements of compensation as building blocks to construct a complete compensation package for each executive that appropriately satisfies the core design criteria of pay for performance, alignment with shareholder interests, market competitiveness, proper governance and compliance with all legal and regulatory guidelines.
The mix and relative weighting of each compensation element reflect the competitive market and the Company’s compensation philosophy. The mix of pay may be adjusted from time to time to best support our immediate or longer-term objectives, changes in executive responsibility, and internal consistency.
Target compensation for each NEO is a mix of short-term (cash) and long-term (stock) incentives. A substantial portion of this mix is at risk and varies based on the performance of the Company, including the creation of long-term shareholder value. The emphasis on compensation elements related to performance is specifically intended to affect the actual level of compensation realized versus target. If the Company performs well (based on both internal objectives and peer group comparisons), award levels are intended to be strong. If the Company underperforms, award levels and values will be negatively impacted.

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The mix of compensation awarded in 2024 to our NEOs reflects our compensation philosophy. A substantial portion of our executives’ compensation is at risk and tied to performance goals that align with the Company’s strategy and shareholder experience, with a heavier weighting on long-term equity compensation than the short-term cash incentive.
CEO Target Pay Mix
Other NEOs Average Target Pay Mix
Base Salary
Base salaries for our NEOs reflect their role and value to the Company. Base salaries are reviewed annually and adjusted as appropriate to reflect each NEO’s performance, contribution, and experience as well as relative position to the market and each other. Base salary levels are a foundational component of compensation since several elements of compensation are linked to this core element (e.g., cash and stock incentives). The Compensation Committee reviews base salaries annually but may engage in additional reviews as necessary to address market competitive increases or to reflect increases in a particular NEO’s scope and responsibilities.
During 2024, based on market conditions and in particular the continued focus on liquidity, the Company capped base salary increases for all executive and senior management at 2%. The Compensation Committee reviewed executive base salaries and approved increases to executive pay based on the considerations noted above, and in particular the internal limitations established for the year. Based on these considerations, the Compensation Committee approved the following changes to executive base compensation:
Named Executive Officer	2023 Base Salary	Percentage Increase	2024 Base Salary
Archie M. Brown	$850,000	2%	$867,000
James M. Anderson	$515,000	2%	$525,300
Richard Dennen	$530,000	2%	$540,600
Karen B. Woods	$425,000	2%	$433,500
Amanda M. Neeley	$415,000	2%	$423,300

2025 Proxy Statement | Executive Compensation	47

Short-Term Incentive Compensation
Short-term incentives serve as a key mechanism to vary pay levels according to Company-wide short-term performance, linking executive financial rewards to the value delivered to our shareholders. Such incentives are earned and paid annually, but only after established threshold corporate performance levels are achieved. To underscore the importance of creating value for our shareholders, payouts for the Company’s executive officers under the Company’s Short-Term Incentive Plan (“STIP”) focus on corporate, rather than individual, performance. This approach also emphasizes that collective individual performances will result in improved business performance and favorably impact shareholder value.
2024 Target Compensation.   Generally, the Compensation Committee establishes target compensation levels for our executives under the STIP at the beginning of each fiscal year, taking into consideration such factors as peer compensation data, the Company’s compensation philosophy, program objectives, relevant market data, individual performance and the scope and responsibility of each individual. In general, target short-term incentive opportunities are targeted to be within 15% of market median levels, with executives having the opportunity to earn higher payouts if warranted based on the overall performance of the Company. The Company also considers the importance of increasing the percentage of executive pay that is performance-based rather than fixed, to better align executive pay with individual and Company performance.
In 2024, the Compensation Committee reviewed the executive team’s STIP target levels and, based on this review, determined that each NEO’s STIP target level should remain unchanged from 2023, except for Mr. Anderson’s STIP target level which was increased five percentage points, consistent with the considerations noted above as well as his additional responsibilities as Chief Operating Officer.
Target award opportunities are expressed as a percentage of actual base salary paid during the performance year. Actual awards may range from 0% to a maximum of 200% of the target award opportunity depending upon the level of achieved performance. The NEO target levels were as follows for the 2023 and 2024 plan years:
		Target STIP (as a percentage of base salary)
Named Executive Officer	2023	2024
Archie M. Brown	90%	90%
James M. Anderson	70%	75%
Richard Dennen	70%	70%
Karen B. Woods	70%	70%
Amanda M. Neeley	60%	60%
2024 STIP Performance Measures
The Compensation Committee selected the 2024 STIP performance measures and their relative weightings based on their relevance as key, balanced measures that drive shareholder value creation and align with the Company’s internal, board-approved business plan. Performance is measured over a 12-month period that aligns with the Company’s fiscal year for all participants (including the NEOs).
When establishing the STIP measures for 2024, the Compensation Committee considered the Company’s internal priorities, peer practices and macroeconomic conditions. The Compensation Committee also considered its desire for plan stability over time in order to maintain effectiveness of the plan as a driver of performance.
The Compensation Committee approved for the 2024 STIP the same performance measures used in the 2023 STIP: (i) return on assets, (ii) classified assets and (iii) earnings per share growth. Consistent with 2023 STIP, each of the 2024 performance measures were evaluated relative to the KBW Index to determine pay outcome. Relative measures were chosen due to the income volatility in the banking industry, most recently due to the Federal Reserve’s limited interest rate cuts and the challenges of comparing results to a budget established months earlier that can become outdated due to major events, such as the COVID-19 pandemic or unanticipated interest rate changes.

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The following table summarizes the 2024 performance measures and weightings selected by the Compensation Committee:
Measure	Relative to:	Weighting	Rationale
Return on Assets	KBW Index	40%	The Compensation Committee believes that relative ROA has a strong correlation to shareholder value creation and provides an incentive to
Company executives to achieve top quartile performance among its peers.
Classified Assets	KBW Index	30%	The Compensation Committee believes that relative classified assets emphasizes the Company’s commitment to a quality loan portfolio, rather than just portfolio growth, which in turn enhances shareholder value and the long-term success of the Company.
Earnings Per Share Growth	KBW Index	30%	The Compensation Committee believes that relative EPS growth rewards executives for Company earnings performance controlled for factors that affect the entire banking industry, such as the effects of the COVID-19 pandemic or rapidly rising or falling interest rates.
The Compensation Committee also has discretion to make a downward adjustment to STIP payouts in the event of a material risk management failure or a material error that results in financial restatement. Additionally, the Compensation Committee has discretion to adjust the formulaically calculated payout for performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year but are nevertheless important to the enhancement of shareholder value.
The KBW Regional Banking Index (KBW Index) is made up of approximately 50 regional banks located throughout the country that are generally within an asset and market capitalization range comparable to the Company. This comparator group is broader than the Company’s established benchmarking peer group which is used in the process of setting overall compensation levels.
The Compensation Committee established the following performance goals for the Company’s 2024 STIP:
		Payout1
Metric	Weight	<25% of Peers	50% of Peers	75% of Peers	>90% of Peers
Return on Assets	40%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Classified Assets	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Earnings Per Share Growth	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout

1.
Total actual payout interpolated from 0% to 200% of target starting at threshold performance.

In order to generate a payout for a metric, the Company’s performance on that metric is required to exceed a threshold of the 25th percentile of the KBW Index group. The actual payout was interpolated, with a maximum 200% payout of the target award opportunity.

2025 Proxy Statement | Executive Compensation	49

2024 STIP Payouts
The calculation of the payouts for 2024 under the STIP for all participants, including the NEOs, was as follows:
Measure	Weighting	FFBC Results	FFBC Ranking (percentile)	Payout % of Target	Peer1 Group Component Lowest Quartile (%)	Peer1 Group Component Median (%)	Peer1 Group Component Top Quartile (%)
Return on Assets	40%	1.36%	88.7	195.7	0.68	0.99	1.21
Classified Assets	30%	1.21%	59.3	118.6	1.71	1.39	0.85
Earnings per Share Growth	30%	(8.63)%	44.1	76.4	(16.42)	(3.05)	11.97
Weighted Average Total Payout				136.8%

1.
Peer performance reflects data for the twelve months ended December 31, 2024. Company performance based on GAAP (adjusted) actual performance for the twelve months ended December 31, 2024. Information concerning the reconciliation of non-GAAP information is provided in Appendix A.

Based upon the Company’s performance at 136.8% of target, the Compensation Committee approved the following STIP payouts to the NEOs for 2024 (paid in 2025):
Named Executive Officer	STIP Payout
Archie M. Brown	$1,064,248
James M. Anderson	$531,951
Richard Dennen	$516,125
Karen B. Woods	$413,874
Amanda M. Neeley	$346,402
The Compensation Committee made no discretionary adjustments to the formulaic STIP payout.
Long-Term Incentive Compensation
The Company’s long-term incentive plan (“LTIP”) is designed for the Company’s senior leaders who have a direct and measurable impact on the long-term performance of the Company. The LTIP is a key component of the total compensation package and is intended to help attract, motivate and retain top professionals in the organization. Because the LTIP awards vest over a three-year period, the awards serve to align the interests of management with those of our shareholders, including the long-term success of the Company and increased shareholder value.
2024 LTIP Awards
Setting 2024 LTI target value.   The Compensation Committee set each NEO’s 2024 LTI target value taking into consideration such factors as peer compensation data, the Company’s compensation philosophy, program objectives, relevant market data, and each individual scope and responsibility. The LTIP target value was allocated equally between grants of performance-based restricted stock and time-based restricted stock. The following chart discloses each NEO’s 2024 LTIP target value (as a percentage of base salary) and the number of shares granted under the 2024 awards:
	Grant Date	LTI Target (% of base salary)	Grant Date Value1	Total Number of Shares Granted	Shares of Performance- based Restricted Stock Granted	Shares of Time-based Restricted Stock Granted
Archie M. Brown	3/7/24	130%	$1,127,102	50,862	25,431	25,431
James M. Anderson	3/7/24	80%	$420,242	18,964	9,482	9,482
Richard Dennen	3/7/24	70%	$378,448	17,078	8,539	8,539
Karen B. Woods	3/7/24	75%	$325,132	14,672	7,336	7,336
Amanda M. Neeley	3/7/24	70%	$296,324	13,372	6,686	6,686

1.
Based on a closing stock price of  $22.16 per share as of March 7, 2024.

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2024 Time-Based Restricted Stock Awards
The 2024 time-based restricted stock awards generally vest over three years, with a third of each award vesting on each anniversary date of the date of grant. Dividends paid on restricted stock are held in escrow and not paid until the restrictions lapse and the stock is fully vested.
Performance-Based Awards
The Compensation Committee bases payout of the Company’s long-term performance-based stock grants on the attainment of two equally weighted performance measures: (i) our 3-year total shareholder return relative to the KBW index and (ii) our 3-year average return on assets relative to the KBW Index. The following table summarizes the rationale behind the performance-based measures and weightings selected by the Compensation Committee:
Measure	Relative to:	Weighting	Rationale
3-year Total Shareholder Return	KBW Index	50%	The Compensation Committee believes that total shareholder return, over a three year period, aligns the Company executives with the shareholders by matching executive compensation to the Company’s long term value to the shareholders.
3-year average Return on Assets	KBW Index	50%	The Compensation Committee believes that relative ROA has a strong correlation to shareholder value creation and provides an incentive to
Company executives to achieve top quartile performance among its
			peers.
2024 Performance-Based Restricted Stock Awards.   The 2024 performance-based restricted stock grants vest at the conclusion of the three-year performance period ending on December 31, 2026. The award is structured such that at the end of the three-year performance period:
▪
For each metric, no portion of the award may vest if performance against the KBW Index is below the 25th percentile.

▪
50% of the award will vest if performance is at the 25th percentile.

▪
Above median performance (60th percentile) must be achieved for 100% of the award to vest.

▪
The maximum payout is capped at 150% of the initial award amount for performance at or above the 75th percentile.

▪
The number of shares that will vest is interpolated between the levels described above for performance between the 25th and 75th percentiles.

Vesting of 2022 LTIP Performance-Based Stock Awards
On March 5, 2025, the Compensation Committee approved the payout of certain awards of performance-based restricted stock issued on March 1, 2022, with a performance period ending on December 31, 2024. The performance-based restricted stock vested on March 5, 2025, upon the attainment of the following performance targets, each of which made up 50% of the metric:
▪
Return on Assets compared to banks in the KBW Index over the 36 months ended December 31, 2024; and

▪
Total Shareholder Return compared to banks in the KBW Index over the 36 months ended December 31, 2024.

The peer performance was calculated using the KBW Index based on the same performance scale outlined above. Both our Return on Assets and Total Shareholder Return were in the top quartile of the KBW Index for the 3-year period, resulting in a maximum payout of the awards. The calculation of the payouts in 2025 for all participants, including the Named Executive Officers of the Company, was as follows:
	KBW Index Results			FFBC Results	FFBC Percentile Ranking	Payout
Measure	25th Percentile	Median	75th Percentile
Return on Assets	0.87	1.08	1.28	1.44	83.6	150.0
Total Return (%)	(3.28)	12.80	24.45	24.49	75.0	150.0
				Total Payout		150.0%

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Executive Benefits
In addition to the three key elements noted above, the Company provides its executives with certain other benefits, as follows:
Employment, Severance and Change in Control Agreements
The Company has entered into an Employment and Non-Competition Agreement with Mr. Brown, and Severance and Change in Control Agreements with its other NEOs. The purpose of the agreements is to secure the continued service and dedication of the executives and to provide for certainty and fairness in the event an executive’s employment is terminated without cause or in the event of an actual or threatened change in control of the company.
The Company believes the agreements are important in the Company’s ability to attract and retain executives, particularly in the event the Company is engaged in a transaction which could constitute a change in control.
The terms of the employment and severance agreements, as well as the potential payments to be made to each of the NEOs in the event of their termination either without cause or in connection with a change in control, are discussed beginning on page 65 of this Proxy Statement.
Pension and Other Deferred Compensation Plans
Pension Plan
The First Financial Bancorp. Associate Pension Plan and Trust (“Pension Plan”) is a tax-qualified pension plan covering eligible employees (including the NEOs) of the Company. See the Pension Benefits Table on page 63 for the material terms and conditions of the Pension Plan as applicable to the NEOs for 2024.
Supplemental Executive Retirement Plan
The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. See the Pension Benefits Table on page 63 for the material terms and conditions of the SERP as they pertain to the NEOs for 2024.
Group Term Life Insurance
All the NEOs are eligible for the Company-paid group term-life insurance benefit that is available to all full-time associates in the amount of two times annual base salary up to $600,000.
Other Benefits
Executives can participate in group medical and life insurance programs and a 401(k) plan with a discretionary performance-based contribution by the Company, both of which are generally available to all our associates on a non-discriminatory basis. The benefits serve to protect executives and their families against financial risks associated with illness, disability, and death and provide financial security during retirement through a combination of personal savings and Company contributions, taking advantage of tax-deferral opportunities where permitted.
Compensation of Executives in 2025
In March 2025, the Compensation Committee met to consider the executive compensation program for 2025. The Compensation Committee, in consultation with Meridian, reviewed the Company’s compensation philosophy, the overall structure of the compensation program, the targets and metrics to be used in 2025, peer data regarding the mix and structure of compensation for executives in each role and the compensation to be awarded to executives.
Based upon its review of peer data and consideration of Company and executive performance, the Compensation Committee authorized certain adjustments to executives’ base compensation and incentive compensation targets.
The Compensation Committee also determined to maintain the same structure and metrics as 2024 for the LTIP, and to adjust the metrics for the STIP in 2025 to replace the classified asset metric with Net Charge Offs as a Percentage of Average Loans Relative to Peers. The Compensation Committee believes the net charge off metric will better measure

52	2025 Proxy Statement | Executive Compensation

the Bank’s credit quality and loan performance by focusing on loans that the Bank has written off, rather than loans showing signs of stress but that remain outstanding.
Beginning January 1, 2025, the STIP metrics are as follows:
		Payout1
Metric	Weight	<25% of Peers	50% of Peers	75% of Peers	>90% of Peers
Return on Assets	40%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Net Charge Offs	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Earnings Per Share Growth	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
The Compensation Committee believes the focus on relative performance measures drives focus on outperforming without fluctuations caused by events occurring in the banking industry in general and in particular subsequent to the annual budgeting process.
Policies, Guidelines and Other Practices
Evaluation for Excessive Risk in Compensation Programs
The following outlines the method by which the Company reviews and evaluates compensation programs, policies and procedures to prevent unnecessary and excessive risks that could threaten the value of the Company:
▪
The Compensation Committee discusses annually the governance structure and management practices to effectively monitor and manage risks in compensation programs, policies and procedures;

▪
To further mitigate risk, the Compensation Committee has responsibility for the design and evaluation of all executive compensation programs, including broad-based Short-Term and Long-Term Incentive Plans; and

▪
The Compensation Committee has responsibility to review and ratify the Company’s non-executive incentive compensation plans. The Compensation Committee’s review of incentive compensation plans is supported by management processes aligned with the Guidance on Sound Incentive Compensation Policies adopted by banking regulators in 2010. Incorporated into the management processes is a review, including a risk evaluation, of the components of the Company’s incentive plans by human resources, finance, and risk management personnel.

The Compensation Committee concluded in 2024 that risks arising from our executive and broad-based incentive compensation programs are not reasonably likely to have a material adverse effect on the Company.
Clawbacks
In October 2023, the Compensation Committee approved a revised Policy Regarding Recoupment of Compensation, adopting policies incorporating new rules required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Nasdaq listing standards. Under the revised policy, the Company will be required to recoup erronerously awarded incentive compensation paid to executive officers in the event of material noncompliance with any financial reporting requirement resulting in the Company being required to restate its financial statements filed with the U.S. Securities and Exchange Commission.
Additionally, the policy provides that the Company may also recoup or seek forfeiture of all or part of any incentive compensation paid to any associate in the event:
▪
An associate’s misconduct or negligence results in an accounting restatement.

▪
An incentive compensation award was paid based on materially inaccurate data resulting from an associate’s fraud, willful misconduct or gross negligence.

▪
The incentive compensation paid or to be paid to non-executive officers is related to willful misconduct or gross negligence that either has had, or could reasonably be expected to have, a significant adverse reputational or economic impact on the Company (regardless of financial restatement).

▪
The Company becomes subject to any statute, regulation or other government direction that, in the opinion of legal counsel, requires the return of the incentive compensation paid to an officer.

2025 Proxy Statement | Executive Compensation	53

The policy applies to all incentive compensation (including cash and equity awards) paid or received during the three years prior to any event as described above.
To review our clawback policy, see Exhibit 97 — Policy Regarding Recoupment of Compensation filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Share Ownership Requirements
The Company maintains a share ownership requirement for its CEO equal to five times base salary. The share ownership requirement for the other NEOs is two times base salary. If the CEO or executive is not in compliance with the share ownership requirement, he or she is required to hold 75% of the net after tax shares received by the executive from option exercises or restricted stock vesting until the share ownership requirement is met.
The CEO and each of the executives are currently in compliance with the share ownership requirements.
In calculating executives’ share ownership, the Company includes shares owned individually, unvested time-based restricted shares and shares held in the Company’s 401(k) Savings Plan or other non-qualified deferred compensation plan. Unvested performance-based restricted shares are not counted towards the share ownership requirements.
Use of Discretion and Other Factors in Pay Decisions
While the Compensation Committee generally exercises discretion on a limited basis, we believe that providing the ability for the Compensation Committee to do so in determining the various elements of compensation is an important feature of the Company’s compensation philosophy. Because the Company has always taken a long-term view, we provide for the Compensation Committee to exercise judgment and discretion rather than relying solely on formulaic results, and we do not reward executives for taking outsized risks that produce short-term results. Therefore, the Company believes it is important that the Compensation Committee have sufficient flexibility to respond to: (i) the Company’s unique circumstances; (ii) prevailing market trends; (iii) competition for executive level talent in the financial institutions industry; (iv) the rapidly evolving financial and regulatory environment in which the Company operates; (v) the Company’s use of cross-functioning of executive assignments and cross-training as a matter of executive development and succession planning; and (vi) risk management objectives. The Company also believes it is in the best interest of the Company and its shareholders that the Compensation Committee have sufficient discretion to recognize and reward extraordinary performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year but are nevertheless important to long-range growth and the enhancement of shareholder value.
Stock-Based Compensation — Procedures Regarding Timing and Pricing of Grants
Our policy is to make grants of equity-based compensation only at current market prices. Absent special circumstances, it is our policy to grant annual equity awards at the regularly scheduled March meeting of our Compensation Committee. However, we may make a small percentage of grants at other times throughout the year, generally once per quarter, in connection with exceptional circumstances, such as the hiring or promotion of a key employee, special retention circumstances, or merger and acquisition activity.
For 2024, we approved equity awards during the March meeting of the Compensation Committee. This date allowed time for performance reviews following the determination of corporate financial performance for the previous year. The Compensation Committee neither takes into account material nonpublic information (MNPI) when determining timing and terms of equity awards nor times the grant of equity awards in connection with the release of MNPI.
We seek to make grants when our financial results have already become public, and when there is little potential for abuse of material non-public information in connection with equity-based grants. We believe we minimize the influence of our disclosures of non-public information on the long-term incentives by selecting meeting dates well in advance which fall several days or weeks after we report our financial results, and by setting the initial vesting periods at least one year from the date of grant. We follow the same procedures regarding the timing of grants to our NEOs as we do for all other award recipients.

54	2025 Proxy Statement | Executive Compensation

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the CD&A. Based on this review and these discussions, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Members of the Compensation Committee
William Kramer, Chair
Anne L. Arvia
Cynthia O. Booth
Thomas M. O’Brien

2025 Proxy Statement | Executive Compensation	55

2024 Board Compensation

The goal of the non-employee director compensation package is to attract and retain qualified candidates to serve on the Board of Directors, and to align the interests of the Board with those of the shareholders of the Company. In setting compensation, the Board considers primarily the fees paid by the Company’s compensation peer group, which is the same peer group used by our Compensation Committee to evaluate executive compensation. Board members are compensated with a combination of cash and stock-based compensation.
Compensation Consultant
The Compensation Committee engaged Meridian Compensation Partners, LLC as its consultant to assist in evaluating the Company’s director compensation for 2024. Meridian reviewed the amount of the Board’s compensation as well as the breakdown between cash and equity compensation in comparison to the Company’s peers. The Compensation Committee considered Meridian’s analysis in establishing 2024 director compensation.
Board/Committee Fees
The annual retainer for non-employee directors of the Company did not change in 2024, remaining at $130,000, of which a total of  $60,000 was paid in cash and the remaining $70,000 was awarded in restricted stock on the date of the 2024 Annual Meeting of shareholders. The restricted stock has a one-year vesting period. Directors do not receive any fees for service on the board of directors of First Financial Bank.
In May 2024, the additional cash retainers paid to the Chair of the Board and the Lead Independent Director of the Board increased from $62,500 to $75,000 and from $25,000 to $30,000, respectively. The additional cash retainers paid to the chairs of the Enterprise Risk and Compliance and Audit committees increased from $15,000 to $20,000 while the additional cash retainer paid to the chairs of the remaining committees increased from $10,000 to $15,000. The additional retainers paid to the Chair of the Board, the Lead Director of the Board and committee chairs compensate these directors for the extensive time that is devoted to their roles, including meetings with management, auditors, attorneys and consultants, and preparing board and committee agendas, and were adjusted based upon a review of market information. Cash director fees are paid quarterly.
Election to Purchase Stock with Cash Retainer
Directors have the opportunity, pursuant to the 2019 Director Fee Stock Plan, to elect to use all or a portion of their board fees to purchase the Company’s common shares. Shares are issued pursuant to the 2020 Stock Plan. For those directors who make an annual election to participate in the 2019 Director Fee Stock Plan, shares are issued directly to directors quarterly in lieu of cash payments.

56	2025 Proxy Statement | 2024 Board Compensation

Director Compensation Table for 2024
During the fiscal year ended December 31, 2024, we provided the following compensation to our non-employee directors. Archie M. Brown, who was also an employee of the Company in 2024, did not receive any additional fees for serving on the Board and therefore has been omitted from the table. For a discussion of Mr. Brown’s compensation, see “Compensation of Executives in 2024” beginning on page 46.
Name	Fees Earned or Paid in Cash1 ($)	Stock Awards2 ($)	All Other Compensation3 ($)	Total ($)
Anne L. Arvia4	40,000	70,000	0	110,000
William G. Barron5	25,000	0	3,240	28,240
Vincent A. Berta	87,917	70,000	3,240	161,157
Cynthia O. Booth	90,834	70,000	3,240	164,074
Claude E. Davis	129,792	70,000	3,240	203,032
Susan L. Knust5	25,000	0	3,240	28,240
William J. Kramer	72,917	70,000	3,240	146,157
Dawn C. Morris	60,000	70,000	3,240	133,240
Thomas M. O’Brien	72,917	70,000	3,240	146,157
Andre T. Porter	60,000	70,000	3,240	133,240
Maribeth S. Rahe	60,000	70,000	3,240	133,240
Gary W. Warzala	77,917	70,000	3,240	151,157

1.
Includes board retainer and additional retainers for the chair of the board, the lead independent director and committee chairs.

2.
Based on the closing price of First Financial’s common shares as of the date of grant (May 28, 2024) of  $22.24 per share. These shares were issued as restricted stock which vests on May 28, 2025. Dividends on unvested restricted stock are held in escrow and paid upon vesting of the shares.

3.
Includes accrued dividends paid on restricted stock that vested in 2024.

4.
Ms. Arvia was elected to the Board of Directors on May 28, 2024.

5.
Mr. Barron and Ms. Knust retired from the Board of Directors on May 28, 2024.

2025 Proxy Statement | 2024 Board Compensation	57

Compensation Tables

Summary Compensation Table for 2024
The table below sets forth the annual and long-term compensation of our Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)2	Non-Equity Incentive Plan Compensation ($)3	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)4	All Other Compensation ($)5	Total ($)
Archie M. Brown Chief Executive Officer	2024	$863,931	$100	$1,127,102	$1,064,248	$156,975	$105,130	$3,317,486
	2023	845,392	100	1,020,028	1,268,475	134,635	88,943	3,357,573
	2022	820,432	100	948,780	912,146	48,024	67,235	2,796,717
James M. Anderson Chief Financial Officer	2024	$523,519	$100	$420,242	$531,951	$77,608	$40,629	$1,594,049
	2023	494,046	100	348,754	573,432	62,480	31,341	1,510,153
	2022	426,154	100	301,014	337,787	21,286	16,714	1,103,055
Richard S. Dennen Chief Corporate Banking Officer	2024	$538,562	$300	$378,448	$516,125	$94,506	$27,218	$1,555,159
	2023	526,154	300	371,030	606,227	83,553	26,030	1,613,294
	2022	507,116	350	357,036	401,728	9,514	15,429	1,291,173
Karen B. Woods General Counsel and Chief Administrative Officer	2024	$432,065	$100	$325,132	$413,874	$66,289	$38,742	$1,276,202
	2023	418,558	100	297,542	484,715	55,396	30,280	1,286,591
	2022	396,154	100	280,022	310,063	18,826	15,929	1,021,094
Amanda M. Neeley1 Chief Consumer Banking & Strategy Officer	2024	$421,904	$150	$296,324	$346,402	$67,918	$27,193	$1,159,891
	2023	411,354	100	290,504	415,172	63,535	22,595	1,203,260

1.
Mrs. Neeley was not a named executive officer in 2022 and therefore no compensation is provided for that year.

2.
Includes the aggregate grant date fair value of stock awards granted under the First Financial Bancorp. 2020 Stock Plan (the “2020 Stock Plan”) during the period, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) topic 718, Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 21 — Stock Options and Awards to the Company’s consolidated financial statements contained in the 2024 Annual Report filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 at page 99. All awards include both time- and performance-based restricted stock awarded during the year shown. The grant date fair value of the performance based restricted stock is based on a target level of performance and will likely vary from the actual amount the individual earns upon vesting of the awards. Assuming the highest level of performance, the grant date value of the 2024 performance-based restricted stock awards would be:

Archie Brown	$845,326
Jamie Anderson	$315,182
Rick Dennen	$283,836
Karen Woods	$243,849
Amanda Neeley	$222,243

3.
Amounts represent cash bonuses paid under our STIP for the years indicated.

4.
Amounts represent the annual net increase in the present value of accumulated benefits under the SERP and the Pension Plan for the relevant year. The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company’s Annual Report on Form 10-K for each year, with no reduction for mortality risk before age 65. See also the “Pension Benefits Table” in this Proxy Statement.

58	2025 Proxy Statement | Compensation Tables

5.
All other compensation consists of the following:

	Imputed Income Life Insurance	Accrued Dividends Paid on Vested Restricted Stock	Other	Total
Archie Brown	$4,356	$80,374	$20,4001	$105,130
Jamie Anderson	$1,518	$37,911	$1,200	$40,629
Rick Dennen	$2,838	$24,380	$0	$27,218
Karen Woods	$2,838	$34,704	$1,200	$38,742
Amanda Neeley	$1,531	$24,462	$1,200	$27,193

1.
Total includes $1,200 paid for executive’s parking, $6,700 membership fee to Queen City Club, Cincinnati, Ohio, and $12,500 membership fee to The Commercial Club of Cincinnati, Cincinnati, Ohio.

2025 Proxy Statement | Compensation Tables	59

2024 Grants of Plan-Based Awards
The following table shows all individual grants of plan-based awards to the NEOs of the Company during or for the fiscal year ended December 31, 2024, including the annual cash incentive award opportunity under the Company’s STIP and time-based and performance-based restricted stock awards under the Company’s LTIP. Total value is computed utilizing the grant date market value for restricted stock awards.
		Estimated Future Payouts Under Non-Equity Incentive Plans1			Estimated Future Payouts Under Equity Incentive Plans2			All Other Stock Award: No. of Shares of Stock or Units3	Grant Date Fair Value of Stock and Options Awards ($)4
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Archie M. Brown		$0	$780,300	$1,560,600
	3/7/2024							25,431	$563,551
	3/7/2024				12,716	25,431	38,147		$563,551
James M. Anderson		$0	$393,975	$787,950
	3/7/2024							9,482	$210,121
	3/7/2024				4,741	9,482	14,223		$210,121
Richard S. Dennen		$0	$378,420	$756,840
	3/7/2024							8,539	$189,224
	3/7/2024				4,270	8,539	12,809		$189,224
Karen B. Woods		$0	$303,450	$606,900
	3/7/2024							7,336	$162,566
	3/7/2024				3,668	7,336	11,004		$162,566
Amanda Neeley		$0	$253,980	$507,960
	3/7/2024							6,686	$148,162
	3/7/2024				3,343	6,686	10,029		$148,162

1.
The amounts of the estimated future payouts under the Estimated Future Payouts Under Non-Equity Incentive Plans column represent each executive’s opportunities in the event the Company met certain targets in 2024 pursuant to the terms of the STIP. Actual cash payouts for 2024 under the 2024 STIP were made March 21, 2025 and are included in the Summary Compensation Table.

2.
Awards represent shares of performance-based restricted stock issued under the LTIP that vest after three years upon the attainment of certain pre-determined performance measures (generally total shareholder return and return on assets in each case compared to peer). Depending on the performance level achieved, the maximum award that may be earned for these performance-based restricted shares is 150% of the initial shares awarded. Dividends paid on both time- and performance-based restricted shares are held in escrow until such shares vest. For additional information, see page 50 of the Compensation Discussion and Analysis.

3.
Awards represent restricted shares awarded on March 7, 2024 based upon a closing price of the Company’s common shares of $22.16 as of the date of the award. All restricted shares vest annually in equal installments over a three-year period. For additional information, see page 50 of the Compensation Discussion and Analysis.

4.
Amounts represent the aggregate grant-date fair value of stock awards, including performance shares and restricted stock, granted under the Company’s 2020 Stock Plan during 2024, calculated in accordance with ASC 718. See notes 2 and 3, above, for additional information regarding these awards. For the performance shares, the amounts have been calculated taking into consideration the probable outcome of the respective performance conditions as of the date of grant (target). Dividends accrued but not paid until the vesting of the awards of performance shares and restricted stock are not included in the amounts reflected in this column. Assumptions used in the calculation of these amounts are described in Note 21 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

60	2025 Proxy Statement | Compensation Tables

Outstanding Equity Awards at 2024 Fiscal Year End
The following table represents information regarding unvested stock awards outstanding for each NEO as of December 31, 2024. All restricted awards have been adjusted for stock dividends and stock splits. All values in the table are based upon a market value for our stock equal to the closing per share price of the Company’s stock on the last trading date of the fiscal year, or $26.88 per share.
	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Archie M. Brown	3,7281	$100,209	20,2044	$543,084
	10,2652	$275,923	21,8895	$588,376
	17,8853	$480,749	25,4316	$683,585
James M. Anderson	2,1381	$57,469	6,4104	$172,301
	4,9902	$134,131	7,4845	$201,170
	9,4823	$254,876	9,4826	$254,876
Richard S. Dennen	1,7841	$47,954	7,6034	$204,369
	3,8432	$103,300	7,9625	$214,019
	4,5823	$123,164	8,5396	$229,528
Karen B. Woods	1,9891	$53,464	5,9634	$160,285
	4,2572	$114,428	6,3855	$171,629
	7,3363	$197,192	7,3366	$197,192
Amanda M. Neeley	1,6831	$45,239	5,0474	$135,663
	4,1572	$111,740	6,2345	$167,570
	6,6863	$179,720	6,6866	$179,720

1.
Time-based restricted stock granted on March 1, 2022, one-third of which vested on each of March 1, 2023, 2024 and 2025. Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

2.
Time-based restricted stock granted on March 7, 2023, one-third of which vested on March 7, 2024 and 2025, and one-third of which is scheduled to vest on March 7, 2026 (subject to continued employment). Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

3.
Time-based restricted stock granted on March 7, 2024, one-third of which vested on March 7, 2025, and one-third of which is scheduled to vest on each of March 7, 2026 and 2027 (subject to continued employment). Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

4.
Performance-based restricted stock granted on March 1, 2022 that was earned on March 5, 2025 based upon a three-year performance period ending on December 31, 2024.

5.
Performance-based restricted stock granted on March 7, 2023 that may be earned on March 7, 2026 based upon a three-year performance period ending on December 31, 2025 if performance levels (reflected at target in this table) are achieved.

6.
Performance-based restricted stock granted on March 7, 2024 that may be earned on March 7, 2027 based upon a three-year performance period ending on December 31, 2026 if performance levels (reflected at target in this table) are achieved.

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2024 Stock Vested
The following table shows the restricted stock that vested for the NEOs in 2024, and the value realized upon exercise. The value realized is calculated based upon the closing price of the Company’s stock on the date of vesting.
	Stock Awards
	Number of Shares Acquired on Vesting1 (#)	Value Realized on Vesting ($)
Archie M. Brown	51,795	$1,159,015
Jamie M. Anderson	15,871	$350,191
Richard M. Dennen	15,880	$363,244
Karen B. Woods	14,433	$318,383
Amanda N. Neeley	10,645	$234,724

1.
Reflects the gross number of shares vested without netting any shares surrendered to pay taxes.

62	2025 Proxy Statement | Compensation Tables

2024 Pension Benefits
The following table shows, for each NEO, each pension plan that the NEO participates in, the number of years of credited service and the present value of accumulated benefits. Values reflect the actuarial assumptions used for financial reporting purposes. For details regarding the Company’s Pension Plan and Executive Supplemental Retirement Plan, see page 64 of the Compensation Discussion and Analysis.
	Plan Name	Number of Years of Credited Service1	Present Value of Accumulated Benefit2	Payments During Last Fiscal Year
Archie M. Brown	Pension Plan	7	$127,466	$0
	SERP	7	$496,321	$0
James M. Anderson	Pension Plan	7	$127,370	$0
	SERP	7	$161,115	$0
Richard S. Dennen	Pension Plan	10	$190,012	$0
	SERP	10	$252,425	$0
Karen B. Woods	Pension Plan	7	$125,108	$0
	SERP	7	$129,860	$0
Amanda Neeley	Pension Plan	22	$243,483	$0
	SERP	22	$101,965	$0

1.
The number of years of service credited to the NEOs under the plan is computed as of December 31, 2024, the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements in the Company’s 2024 Annual Report and filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

2.
The present value of accumulated benefits shown in this column is calculated as of December 31, 2024, the measurement date used for reporting purposes in the Company’s 2024 Annual Report. Assumptions used in determining these amounts include a 5.69% discount rate, a 5.69% lump sum interest rate, and the 2025 PPA Mortality Table, described in IRS Notice 2024-42 with static projection to commencement age using MP-2021 and consistent with assumptions used for reporting purposes in the Company’s 2024 Annual Report filed with the Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. (See Note 17 — Employee Benefit Plans to the consolidated financial statements contained in the 2024 Annual Report filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 — information regarding the assumptions made by the Company for reporting purposes in the 2024 Annual Report.)

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Pension Plan
The material terms and conditions of the Pension Plan as applicable to the NEOs for 2024 who are currently employees of the Company are as follows:
Eligibility — The Pension Plan covers employees of the Company who have attained age 18 and completed one hour of service.
Benefit Formula — The Pension Plan provides an accrual to a participant’s account for each year in which the participant works 1,000 hours. All eligible associates receive a pension benefit annual accrual of 5% of compensation. For this purpose, compensation means the participant’s total cash remuneration from the Company prior to contributions to a cafeteria plan or a 401(k) plan, including bonuses, overtime pay and other special cash remuneration. However, compensation cannot exceed the compensation limit of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”).
Interest — In 2024 participant accounts were credited with a rate of return (10.74%) equal to Vanguard Institutional Index Fund Institutional Shares (VINIX) and Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX) weighted 40% and 60%, respectively.
Vesting — A participant becomes immediately vested in this retirement benefit upon hire.
Distribution — A participant’s account may be distributed at the participant’s election at any time after the participant separates from service. However, generally, it must be distributed by April 1st of the calendar year following the date of termination or the date the participant attains age 70 1∕2, whichever is later. The participant may elect to receive their account in a lump sum or as an annuity with an actuarial value equivalent to the value of their account. Each of our NEOs is eligible to participate in the Pension Plan with respect to the account balance formula and is fully vested in their Pension Plan retirement benefit.
Traditional Pension Benefit Formula — Benefits accruing prior to January 1, 2008 are generally calculated based on benefit service and average monthly compensation as of December 31, 2007.
Executive Supplemental Retirement Plan
The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company in order to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. The material terms and conditions of the SERP as they pertain to the NEOs for 2024 are as follows:
Eligibility — The SERP benefit is generally provided to those highly compensated employees of the Company whose compensation exceeds the IRS limits imposed on the Pension Plan and who have been designated as eligible to participate in the plan by the Company. All NEOs participated in the SERP in 2024.
Benefit Formula — The SERP provides a benefit in excess of the IRS compensation and benefit limits imposed by Sections 401(a) (17) and 415 of the Code, respectively, with respect to the service benefit component of the Pension Plan and the account benefit component of the Pension Plan. The benefit under the SERP is calculated as the difference between (x) the lump sum or periodic benefit the executive would have received under the Pension Plan, but for the applicable IRS compensation limits under Section 415 and 401(a) (17) of the Code, and (y) the lump- sum or periodic benefit the executive is entitled to under the Pension Plan. Compensation and years of service under the SERP generally have the same meanings provided under the Pension Plan.
Vesting — Participants are vested in their SERP benefit to the same extent they are vested in their retirement benefit provided under the Pension Plan. However, the Company generally reserves the right to forfeit and/or reduce a participant’s benefit under the SERP.
Time and Form of Payment — Payment of benefits under the SERP generally commence upon the participant’s qualifying termination of employment. The benefit generally may be payable in an annuity or lump sum, as agreed to by the executive and the Company. Annual SERP allocations for all NEOs and other eligible executives are 5% of eligible earnings.

64	2025 Proxy Statement | Compensation Tables

Potential Post-Employment Payments
We have entered into an employment agreement with Mr. Brown and severance and change in control agreements with our other NEOs that will require the Company to provide severance payments in the event of a termination of employment (other than for cause) or a termination of employment or resignation in connection with a change in control of the Company. The summaries below are qualified in their entirety by reference to the agreements themselves, copies of which are available from the Company or from the Company’s public filings with the SEC.
Employment and Non-Competition Agreement — Mr. Brown
The Company has entered into an Employment and Non-Competition Agreement (the “Employment Agreement”) with Mr. Brown. The Employment Agreement provides generally as follows:
Term.   Mr. Brown’s employment agreement had an initial term of three years, which ended on April 1, 2022, and automatically renews for additional one-year terms, unless either party gives the other notice of an intention not to renew at least 90 days prior to the end of the current term.
In the event of a change in control, Mr. Brown’s agreement automatically renews for a two-year term.
Compensation.   The Employment Agreement provides for the payment of base salary and participation in the Company’s STIP and LTIP. The base salary and the target short-term and long-term incentive compensation are subject to adjustment annually by the Compensation Committee.
Severance Benefits.   The Employment Agreement provides for the payment of severance benefits if, during the term of the Employment Agreement, the Company terminates the executive’s employment without “Cause” (as defined in the Employment Agreement and below) or the resignation by the executive with “Good Reason” (as defined in the Employment Agreement and below). Upon termination of employment by the Company without Cause (other than for disability or death) or by the executive for Good Reason, the executive is entitled to receive the following payments and benefits:
▪
earned and unpaid base salary through the date of termination;

▪
continued payment of base salary for 24 months;

▪
installments equal to the lesser of  (i) two and one-half times the executive’s target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

If the executive’s employment is terminated by reason of his death or long-term disability, by the Company for Cause or voluntarily by the executive other than for Good Reason, the Company’s obligations to the executive are limited to payment of any accrued and unpaid base salary through the date of termination and the payment of any other benefits that are required to be provided to the executive under the terms of a plan or program in which he is a participant.
For purposes of the Employment Agreement, the term “Good Reason” is defined as a termination of employment by the executive within ninety days of the initial existence of one of the conditions described below which occurs without his consent: (i) a material diminution in base salary; (ii) a material diminution in his authority, duties, or responsibilities as provided for in his employment agreement, or (iii) any other action or inaction that constitutes a material breach of the Employment Agreement by the Company. In order to terminate for Good Reason, the executive is required to provide notice to the Company of the existence of the applicable condition for termination within thirty days of the initial existence of the condition, upon the notice of which the Company will have sixty days during which it may remedy the condition and not be required to pay the severance amount. “Cause” is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Board of Directors.
Section 280G.   In the event that any of the payments or benefits provided under the Employment Agreement or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax

2025 Proxy Statement | Compensation Tables	65

under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.
Restrictive Covenants.   Mr. Brown is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, Mr. Brown is prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 18 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.
Severance and Change in Control Agreements — Mr. Anderson, Mr. Dennen, Mrs. Woods, and Mrs. Neeley
As of December 31, 2024, the Company is a party to Severance and Change in Control Agreements with Mr. Anderson, Mr. Dennen, Mrs. Woods and Mrs. Neeley (the “CIC Agreements”). The CIC Agreements provide generally as follows:
Term.   Each of the CIC Agreements has a one-year term and renews automatically for successive one-year terms until either party gives notice of an intention not to renew at least 90 days prior to the end of the current term. In the event of a Change in Control (as defined in the CIC Agreements and below), the term of the CIC Agreement will be the one-year period following the consummation of the Change in Control, without the possibility of non-renewal.
Compensation.   Each of the CIC Agreements provides for the payment of base salary and participation in the Company’s STIP and LTIP. The base salary and the target short-term and long-term incentive compensation are subject to adjustment annually by the Compensation Committee.
Severance Benefits.   Each of the CIC Agreements provide for the payment of severance benefits in the event the Company terminates his or her employment without “Cause” (as defined in the CIC Agreements and below) or the executive resigns his or her employment with “Good Reason” (as defined in the CIC Agreements and below) within 12 months following a Change in Control.
Under the terms of the CIC Agreements, upon termination of the executive by the Company without Cause (other than as a result of death or disability) and not in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:
▪
earned and unpaid base salary through the date of termination;

▪
continued payment of base salary for 24 months;

▪
if the executive is a “Covered Employee” under IRS rules, an amount equal to the lesser of  (i) two times the executive’s target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination, and if the executive is not a “Covered Employee”, two times his target bonus amount under the STIP;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

If the termination of the executive is in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:
▪
earned and unpaid base salary and vacation pay through the date of termination;

▪
continued payment of base salary for 24 months;

▪
an amount equal to two times his or her target amount under the STIP;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

As used in the CIC Agreements, “Change in Control” has the meaning given such term in the Company’s 2020 Stock Plan, as successor to the Company’s Amended and Restated 2012 Stock Plan. “Good Reason” means the employee’s termination of employment within ninety (90) days following the expiration of any cure period following

66	2025 Proxy Statement | Compensation Tables

the occurrence, without the employee’s consent, of one or more of the following: (i) a material reduction in the employee’s base compensation (except where there is a reduction applicable to all similarly situated executive officers generally); provided, that a reduction of less than ten percent (10%) will not be considered a material reduction in base compensation; or (ii) a material breach by the Company of a material provision of the CIC Agreement. “Cause” is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Chief Executive Officer or the Board of Directors.
Section 280G.   In the event that any of the payments or benefits provided under the CIC Agreements or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.
Restrictive Covenants.   Each of the executives is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, the executives are prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 6 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.
Potential Payments for Termination Following a Change-in-Control
The table below summarizes the potential change-in-control benefits that would become payable to each of the NEOs as of December 31, 2024 pursuant to such NEO’s employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2024, and under such executive’s equity award agreements (“Equity Agreements”).
In calculating these benefits, we assumed a change in control of the Company on December 31, 2024. To the extent relevant, the amounts are based on the Company’s closing share price on the last trading day of 2024 of  $26.88 per share.
	Mr. Brown	Mr. Anderson	Mr. Dennen	Mrs. Woods	Mrs. Neeley
Change-in-Control (“CIC”) Severance Benefits
Base Salary	$1,734,000	$1,050,600	$1,081,200	$867,000	$846,600
Bonus for Year of Separation	$1,950,750	$735,420	$756,840	$606,900	$507,960
General Health and Welfare Benefits / Outplacement	$56,678	$39,451	$46,169	$34,069	$33,783
Total CIC Severance Benefits	$3,741,428	$1,825,471	$1,884,209	$1,507,969	$1,388,343
Acceleration of Unvested Equity
Restricted Stock1	$2,671,926	$1,074,824	$922,333	$894,190	$819,652
Accrued Dividends on Restricted Stock	$132,536	$57,561	$47,425	$49,870	$45,141
Unvested Options	$0	$0	$0	$0	$0
Total Unvested Equity	$2,804,462	$1,132,385	$969,758	$944,060	$864,793
Total Compensation Under Agreements
Cutback to avoid 280G Excise tax (if applicable)	$0	$0	$0	$0	$0
Total Benefits	$6,545,890	$2,957,856	$2,853,967	$2,452,029	$2,253,136

1.
Under the First Financial Bancorp. 2020 Stock Plan, the acceleration of the vesting or the lapse of restrictions with respect to any outstanding awards in connection with a change-in-control may occur only if  (i) the change-in-control occurs and (ii) the executive’s employment with First Financial is terminated without cause or by the employee for Good Reason, as such is defined in the Stock Plan, within 18 months following such change-in-control.

2025 Proxy Statement | Compensation Tables	67

Payments for Termination Without Regard to a Change in Control
The table below summarizes the potential benefits payable to each of the NEOs pursuant to such NEO’s employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2024, upon an involuntary termination of the NEO’s employment by the Company without Cause (as defined in the applicable agreement) or upon the NEO’s resignation for “Good Reason” (as defined in the applicable agreement) without regard to the occurrence of a change in control of the Company.
	Mr. Brown	Mr. Anderson	Mr. Dennen	Mrs. Woods	Mrs. Neeley
Termination for Good Reason Severance Benefits
Base Salary	$1,734,000	$1,050,600	$1,081,200	$867,000	$846,600
Bonus for Year of Separation	$1,950,750	$735,420	$946,050	$606,900	$507,960
General Health and Welfare Benefits / Outplacement	$56,678	$39,451	$46,169	$34,069	$33,783
Total Benefits	$3,741,428	$1,825,471	$2,073,419	$1,507,969	$1,388,343
Payments for Voluntary Termination by NEO, Termination for Cause
In the event of an NEO’s voluntary termination of the agreement (other than as specifically set forth in the applicable agreement) or termination for cause, the NEOs are not entitled to any special benefits under his or her employment agreement or any stock awards outstanding as of December 31, 2024.
Payments upon Death or Disability
There are no additional benefits or payments due to disability of a NEO, other than under the existing disability policies of the Company that apply to all employees.
Awards granted since January 1, 2014, immediately vest in the event of death or disability.
Retirement Benefits
In the event of retirement by the NEOs, they would be entitled to certain retirement benefits that can be paid over time or taken in a lump sum. Below is a presentation regarding lump sum benefits for early retirement under the Pension Plan:
	Total Present Value of Accumulated Benefit using U.S. GAAP Assumptions ($)1	Total Present Value of Vested Accumulated Benefit using Actual Lump Sum Basis ($)2	Incremental Value due to the Difference between U.S. GAAP Assumptions and Actual Lump Sum Basis ($)3
Archie M. Brown	623,787	622,206	(1,581)
Jamie Anderson	288,485	287,766	(719)
Richard S. Dennen	442,437	441,526	(911)
Karen Woods	254,968	253,683	(1,285)
Amanda Neeley	345,448	360,528	15,080

1.
See “Pension Benefits Table.”

2.
Calculated assuming NEO terminates employment on December 31, 2024 and receives an immediate lump sum distribution using the rate in effect for December 2024 payments.

3.
For information purposes only. Allocates the increase in retirement value over the values shown in the Pension Benefit Table to the difference between U.S GAAP assumptions and actual lump sum interest rate basis.

Other than as set forth above, NEOs were not entitled to any additional benefits as of December 31, 2024. Beginning with stock awards to NEOs under the 2020 Stock Plan, the first of which were issued in February 2021, time-based restricted stock awards to plan participants who terminate employment after they are retirement eligible (defined as the achievement of at least 10 years of service and age 55), will not be forfeited, but will continue to vest in accordance with their original term.

68	2025 Proxy Statement | Compensation Tables

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Median Employee Total Compensation (except the CEO)	$73,906
CEO Total Annualized Compensation	$3,317,486
Ratio of CEO to Median Employee Compensation	44.9
For purposes of identifying the median employee, an employee roster as of December 31, 2024 was used to determine the employee population. Gross wages from 2024 were used as the compensation measure. Wages were annualized for those employees who were not employed for the full year of 2024, and also for those employees who were on an unpaid leave of absence during 2024. The median employee was selected from the annualized roster. The roster included 2,096 employees, approximately 4.6% of whom were scheduled to work less than 40 hours per week. There has been no change to our employee population or employment compensation arrangements that we believe would significantly impact this pay ratio.

2025 Proxy Statement | CEO Pay Ratio	69

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship between the compensation actually paid to our NEOs and certain financial performance of the Company. The compensation actually paid to our NEOs as reported in this section of the Proxy Statement does not reflect the actual amount of compensation earned by or paid to the NEOs, but is a calculation derived from the total compensation reported for the NEOs in the Summary Compensation Table, as adjusted pursuant to the requirements of 402(v) of Regulation S-K under the Exchange Act. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation — Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for PEO1 ($)	Compensation Actually Paid to PEO2 ($)	Average Summary Compensation Table Total for Non-PEO NEOs3 ($)	Average Compensation Actually Paid to Non-PEO NEOs4 ($)	Value of Initial Fixed $100 Investment Based On:		Net Income7 ($)	Return on Assets (Company Selected Measure)8
					Company TSR5 ($)	Peer Group TSR6 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$3,317,486	$3,451,227	$1,396,325	$1,428,683	$105.64	$105.54	$228,830	1.36%
2023	3,357,573	3,577,195	1,470,573	1,523,107	111.90	115.69	255,863	1.55%
2022	2,796,717	2,914,230	1,080,809	1,198,172	109.28	116.15	217,612	1.36%
2021	3,054,247	2,571,457	1,247,560	1,170,400	105.70	124.78	205,160	1.37%
2020	2,440,084	1,964,427	883,456	820,921	73.10	91.32	155,810	1.05%

1.
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Brown (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

2.
The dollar amounts reported in column (c) represent the amount of  “compensation actually paid” to Mr. Brown in accordance with the requirements of Item 402(v) of Regulation S-K under the Exchange Act. The following adjustments were made to the amounts reported in the “Total” column of the Summary Compensation Table to determine the compensation actually paid in 2024:

	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (A) ($)	Equity Award Adjustments (B) ($)	Reported Change in the Actuarial Pension Benefits (C) ($)	Pension Benefit Adjustments (D) ($)	Compensation Actually Paid to PEO ($)
2024	3,317,486	(1,127,102)	1,311,198	(156,975)	106,620	3,451,227

(A)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table.

(B)
The equity award adjustment includes the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity award granted that is outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any award granted in prior years that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal 2 year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

70	2025 Proxy Statement | Pay Versus Performance Disclosure

	Year End Fair Value of Equity Awards Granted in Year and Unvested at Year-End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total Compensation	Total Equity Award Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2024	664,720	70,857	563,551	12,070	0	0	1,311,198

(C)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table.

(D)
The total pension benefit adjustment includes the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. Brown during the year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
Year	($)	($)	($)
2024	106,620	0	106,620

3.
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Brown, who has served as our CEO since 2018) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Brown) included for purposes of calculating the average amounts in each applicable year are as follows:

2020	2021	2022	2023	2024
James M. Anderson	James M. Anderson	James M. Anderson	James M. Anderson	James M. Anderson
Andrew Hauck	Richard S. Dennen	Richard S. Dennen	Richard S. Dennen	Richard S. Dennen
Karen B. Woods	Karen B. Woods	Karen B. Woods	Karen B. Woods	Karen B. Woods
John M. Gavigan	John M. Gavigan	John M. Gavigan	Amanda N. Neeley	Amanda N. Neeley
	Andrew Hauck		John M. Gavigan
Catherine Myers

4.
The dollar amounts reported in column (e) represent the average amount of  “compensation actually paid” to the NEOs as a group (excluding Mr. Brown). In accordance with the requirements of Item 402(v) of Regulation S-K under the Exchange Act, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Brown) to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Average Reported Value Equity ($)	Average Equity Award Adjustments ($)	Average Reported Change in the Actuarial Present Value of Pension ($)	Average Pension ($)	Average Compensation Actually Paid to NEOs ($)
2024	1,396,325	(355,036)	414,026	(76,580)	49,948	1,428,683

(A)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(B)
The equity award adjustment includes the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal 2 year) in fair value; (v) for awards granted in prior years that are determined to

2025 Proxy Statement | Pay Versus Performance Disclosure	71

fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Equity Awards Granted in Year and Unvested at Year-End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total Compensation ($)	Total Equity Award Adjustments ($)
2024	339,598	24,059	47,306	3,063	0	0	414,026

(C)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table.

(D)
The total pension benefit adjustment includes the aggregate of two components: (i) the actuarially determined service cost for services rendered by the NEOs during the year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Average Service Cost ($)	Average Prior Service Cost ($)	Average Total Pension Benefit Adjustments ($)
2024	49,948	0	49,948

5.
Cumulative Total Shareholder Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The Company uses the KBW Regional Banking Index (KBW Index) as the peer group for determining performance with each of its compensation metrics. The KBW Index is made up of approximately 50 regional banks located throughout the country that are generally within an asset and market capitalization range comparable to the Company.

7.
The dollar amounts (in thousands) reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8.
While the Company uses numerous financial and nonfinancial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Return on Assets is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures
As described in greater detail in “Executive Compensation — Compensation Discussion and Analysis,” the metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
▪
Return on Assets

▪
Classified Assets as a percentage of Total Assets

▪
Earnings per Share Growth

▪
Relative TSR

72	2025 Proxy Statement | Pay Versus Performance Disclosure

Relationship Between Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. TSR
Compensation Actually Paid
($ in Millions)
$4
$4
$3
$3
$2
$2
$1
$1
$0
Company TSR
$160
$140
$120
$100
$80
$60
$40
$20
$0
$73.10
$105.70
$109.28
$111.90
$105.64
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

2025 Proxy Statement | Pay Versus Performance Disclosure	73

Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our net income during the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. Net Income
Compensation Actually Paid
($ in Millions)
$4
$4
$3
$3
$2
$2
$1
$1
$0
Net Income (in Thousands)
$300
$250
$200
$150
$100
$50
$0
$156
$205
$218
$256
$229
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

74	2025 Proxy Statement | Pay Versus Performance Disclosure

Relationship Between Compensation Actually Paid and Return on Assets
The following chart sets forth the relationship between our Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our Return on Assets during the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. Return on Assets
Compensation Actually Paid (in Millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Return on Assets
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.05%
1.37%
1.36%
1.55%
1.36%
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Return on Assets (Company Selected Measure)

Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the four most recently completed fiscal years to that of the KBW Regional Bank Index over the same period.1
1.
The table assumes $100 invested on December 31, 2019 and all dividends reinvested.

2025 Proxy Statement | Pay Versus Performance Disclosure	75

2026 Annual Meeting Information

Shareholder Proposals for the 2026 Annual Meeting
If an eligible shareholder wishes to present a proposal to be included in the Company’s Proxy Statement and form of proxy relating to the 2025 Annual Meeting of Shareholders, the proposal must be received by our Corporate Secretary no later than December 18, 2025 (120 calendar days prior to the anniversary of this year’s Proxy Statement mailing date). Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Upon receipt of such a proposal, we will determine whether or not to include the proposal in the Proxy Statement and proxy in accordance with applicable regulations.
If an eligible shareholder wishes to nominate a director at our 2026 Annual Meeting of Shareholders, written notice of this nomination must be received by our Corporate Secretary, no later than February 27, 2026 (90 calendar days prior to the anniversary of this year’s Annual Meeting).
All shareholder proposals should be sent to First Financial Bancorp., Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202.
Documents Incorporated by Reference
Portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC, are incorporated by reference under the heading “Executive Officers” of this Proxy Statement.
April 17, 2025	BY ORDER OF THE BOARD OF DIRECTORS Karen B. Woods Corporate Secretary

76	2025 Proxy Statement | 2026 Annual Meeting Information

Appendix A
Additional non-GAAP measures
(Dollars in thousands, except per share data)	4Q24		3Q24		2Q24		1Q24		YTD 2024
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$154,399	$154,399	$155,560	$155,560	$153,311	$153,311	$148,740	$148,740	$612,010	$612,010
Provision for credit losses-loans and leases (j)	9,705	9,705	9,930	9,930	16,157	16,157	13,419	13,419	49,211	49,211
Provision for credit losses-unfunded commitments (j)	(273)	(273)	694	694	286	286	(2,259)	(2,259)	(1,552)	(1,552)
Noninterest income	69,854	69,854	45,701	45,701	61,501	61,501	46,512	46,512	223,568	223,568
less: gains (losses) on security transactions		143		(17,468)		(64)		(5,187)		(22,576)
less: deferred tax adjustment		—		4,353		—		—		4,353
Total noninterest income (g)	69,854	69,711	45,701	58,816	61,501	61,565	46,512	51,699	223,568	241,791
Noninterest expense	147,907	147,907	125,759	125,759	123,574	123,574	122,355	122,355	519,595	519,595
less: tax credit investment writedown		14,303		31		31		31		14,396
less: state intangible tax		(983)		—		—		—		(983)
less: FDIC special assessment		—		—		(70)		231		161
less: efficiency-related costs		4,727		383		368		—		5,478
less: Other		(1,066)		664		787		1,056		1,441
Total noninterest expense (e)	147,907	130,926	125,759	124,681	123,574	122,458	122,355	121,037	519,595	499,102
Income before income taxes (i)	66,914	83,752	64,878	79,071	74,795	75,975	61,737	68,242	268,324	307,040
Income tax expense	2,029	2,029	12,427	12,427	13,990	13,990	11,048	11,048	39,494	39,494
plus: tax effect of adjustments		10,522		24		10		52		10,608
plus: after-tax impact of tax credit investments @ 21%		3,536		2,981		263		1,318		8,097
Total income tax expense (h)	2,029	16,087	12,427	15,432	13,990	14,262	11,048	12,418	39,494	58,199
Net income (a)	$64,885	$67,665	$52,451	$63,639	$60,805	$61,713	$50,689	$55,824	$228,830	$248,841
Average diluted shares (b)	95,488	95,488	95,480	95,480	95,470	95,470	95,184	95,184	95,406	95,406
Average assets (c)	18,273,419	18,273,419	17,854,191	17,854,191	17,728,251	17,728,251	17,306,221	17,306,221	17,792,014	17,792,014
Average shareholders’ equity	2,441,045	2,441,045	2,371,125	2,371,125	2,281,040	2,281,040	2,265,562	2,265,562	2,340,056	2,340,056
Less:
Goodwill and other intangibles	(1,088,144)	(1,088,144)	(1,090,273)	(1,090,273)	(1,092,234)	(1,092,234)	(1,090,586)	(1,090,586)	(1,090,303)	(1,090,303)
Average tangible equity (d)	1,352,901	1,352,901	1,280,852	1,280,852	1,188,806	1,188,806	1,174,976	1,174,976	1,249,753	1,249,753
Ratios
Net earnings per share—diluted (a)/(b)	$0.68	$0.71	$0.55	$0.67	$0.64	$0.65	$0.53	$0.59	$2.40	$2.61
Return on average assets—(a)/(c)	1.41%	1.47%	1.17%	1.42%	1.38%	1.40%	1.18%	1.30%	1.29%	1.40%
Pre-tax, pre-provision return on average assets—((a)+(j)+(h))/(c)	1.66%	2.03%	1.68%	2.00%	2.07%	2.10%	1.69%	1.85%	1.78%	1.99%
Return on average tangible shareholders’ equity—(a)/(d)	19.08%	19.90%	16.29%	19.77%	20.57%	20.88%	17.35%	19.11%	18.31%	19.91%
Efficiency ratio— (e)/((f)+(g))	66.0%	58.4%	62.5%	58.2%	57.5%	57.0%	62.7%	60.4%	62.2%	58.5%
Effective tax rate—(h)/(i)	3.0%	19.2%	19.2%	19.5%	18.7%	18.8%	17.9%	18.2%	14.7%	19.0%
Return on average shareholders' equity— (a)/(d)	10.57%	11.03%	8.80%	10.68%	10.72%	10.88%	9.00%	9.91%	9.78%	10.63%
Number of days	92	92	92	92	91	91	91	91	366	366
	366	366	366	366	366	366	366	366	366	366

2025 Proxy Statement | Appendix A	A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V66768-P28690 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. FIRST FINANCIAL BANCORP. 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends that you vote FOR the following proposals: NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2025. 3. Advisory (non-binding) vote on the compensation of the Company’s executive officers. 01) Anne L. Arvia 02) Vincent A. Berta 03) Archie M. Brown 04) Claude E. Davis 05) William J. Kramer 06) Dawn C. Morris 07) Thomas M. O'Brien 08) Andre T. Porter 09) Maribeth S. Rahe 10) Gary W. Warzala Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE w FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 26, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 22, 2025 for shares held in the FFBC 401k Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FFBC2025 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 26, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 22, 2025 for shares held in the FFBC 401k Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V66769-P28690 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.ProxyVote.com. FIRST FINANCIAL BANCORP. ANNUAL MEETING OF SHAREHOLDERS May 27, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Scott T. Crawley and Maria L. Hinkel, or either of them, with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Financial Bancorp. (the "Company") to be held via a Virtual Shareholder Meeting (www.virtualshareholdermeeting.com/FFBC2025) on Tuesday, May 27, 2025 at 10:00 a.m., Eastern Time, or at any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying proxy statement is hereby acknowledged. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote "FOR" the election of directors and "FOR" Proposals Two and Three. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side